                                                                        Ex 10.63

                                                                  EXECUTION COPY








                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                           Dated as of January 8, 2002

                                  by and among

                        EAGLE-PICHER FUNDING CORPORATION

                                   as Seller,

                        REDWOOD RECEIVABLES CORPORATION,

                              as Conduit Purchaser,

                         EAGLE-PICHER INDUSTRIES, INC.,

                                  as Servicer,

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

               as Committed Purchaser and as Administrative Agent

                                            TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I. DEFINITIONS AND INTERPRETATION.........................................................................1
         Section 1.01.  Definitions...............................................................................1
         Section 1.02.  Rules of Construction.....................................................................2

ARTICLE II. AMOUNTS AND TERMS OF PURCHASES........................................................................2
         Section 2.01.  Purchases.................................................................................2
         Section 2.02.  Optional Changes in Maximum Purchase Limit................................................2
         Section 2.03.  Investment Base Certificates; Notices Relating to Purchases and Reductions in
                           Capital Investment.....................................................................3
         Section 2.04.  Conveyance of Receivables.................................................................4
         Section 2.05.  Facility Termination Date.................................................................5
         Section 2.06.  Daily Yield...............................................................................6
         Section 2.07.  Fees......................................................................................6
         Section 2.08.  Time and Method of Payments...............................................................6
         Section 2.09.  Capital Requirements; Additional Costs....................................................7
         Section 2.10.  Breakage Costs............................................................................8
         Section 2.11.  Purchase Excess...........................................................................8

ARTICLE III. CONDITIONS PRECEDENT.................................................................................9
         Section 3.01.  Conditions to Effectiveness of Agreement..................................................9
         Section 3.02.  Conditions Precedent to All Purchases....................................................11

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.......................................................................12
         Section 4.01.  Representations and Warranties of the Seller.............................................12
         Section 4.02.  Representations and Warranties of the Servicer...........................................19

ARTICLE V. GENERAL COVENANTS OF THE SELLER.......................................................................20
         Section 5.01.  Affirmative Covenants of the Seller......................................................20
         Section 5.02.  Reporting Requirements of the Seller.....................................................22
         Section 5.03.  Negative Covenants of the Seller.........................................................22

ARTICLE VI. COLLECTIONS AND DISBURSEMENTS........................................................................25
         Section 6.01.  Establishment of Accounts................................................................25
         Section 6.02.  Funding of Collection Account............................................................28
         Section 6.03.  Daily Disbursements From the Collection Account; Revolving Period........................30
         Section 6.04.  Disbursements From the Retention Account; Settlement Date Procedures; Revolving
                           Period................................................................................31
         Section 6.05.  Liquidation Settlement Procedures........................................................33
         Section 6.06.  Investment of Funds in Accounts..........................................................34

                                       i

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

         Section 6.07.  Termination Procedures...................................................................34

ARTICLE VII. SERVICER PROVISIONS.................................................................................34
         Section 7.01.  Appointment of the Servicer..............................................................34
         Section 7.02.  Duties and Responsibilities of the Servicer..............................................35
         Section 7.03.  Collections on Receivables...............................................................35
         Section 7.04.  Authorization of the Servicer............................................................36
         Section 7.05.  Servicing Fees...........................................................................36
         Section 7.06.  Representations and Warranties of the Servicer...........................................37
         Section 7.07.  Covenants of the Servicer................................................................38
         Section 7.08.  Reporting Requirements of the Servicer...................................................39

ARTICLE VIII. GRANT OF SECURITY INTERESTS........................................................................39
         Section 8.01.  Seller's Grant of Security Interest......................................................39
         Section 8.02.  Seller's Certification...................................................................41
         Section 8.03.  Consent to Assignment....................................................................41
         Section 8.04.  Delivery of Collateral...................................................................41
         Section 8.05.  Seller Remains Liable....................................................................42
         Section 8.06.  Covenants of the Seller and the Servicer Regarding the Seller Collateral.................42

ARTICLE IX. TERMINATION EVENTS...................................................................................45
         Section 9.01.  Termination Events.......................................................................45
         Section 9.02.  Events of Servicer Termination...........................................................48

ARTICLE X. REMEDIES..............................................................................................50
         Section 10.01.  Actions Upon Termination Event..........................................................50
         Section 10.02.  Exercise of Remedies....................................................................52
         Section 10.03.  Power of Attorney.......................................................................52
         Section 10.04.  Continuing Security Interest............................................................52

ARTICLE XI. SUCCESSOR SERVICER PROVISIONS........................................................................52
         Section 11.01.  Servicer Not to Resign..................................................................52
         Section 11.02.  Appointment of the Successor Servicer...................................................53
         Section 11.03.  Duties of the Servicer..................................................................53
         Section 11.04.  Effect of Termination or Resignation....................................................54

ARTICLE XII. INDEMNIFICATION.....................................................................................54
         Section 12.01.  Indemnities by the Seller...............................................................54
         Section 12.02.  Indemnities by the Servicer.............................................................56
         Section 12.03.  Limitation of Damages; Indemnified Persons..............................................56

ARTICLE XIII. AGENT..............................................................................................57

                                       ii

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
         Section 13.01.  Authorization and Action................................................................57
         Section 13.02.  Reliance................................................................................57
         Section 13.03.  GE Capital and Affiliates...............................................................58

ARTICLE XIV. MISCELLANEOUS.......................................................................................58
         Section 14.01.  Notices.................................................................................58
         Section 14.02.  Binding Effect; Assignability...........................................................59
         Section 14.03.  Termination; Survival of Seller Secured Obligations Upon Facility Termination
                           Date..................................................................................59
         Section 14.04.  Costs, Expenses and Taxes...............................................................60
         Section 14.05.  Confidentiality.........................................................................61
         Section 14.06.  No Proceedings..........................................................................62
         Section 14.07.  Complete Agreement; Modification of Agreement...........................................62
         Section 14.08.  Amendments and Waivers..................................................................62
         Section 14.09.  No Waiver; Remedies.....................................................................62
         Section 14.10.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL............................63
         Section 14.11.  Counterparts............................................................................65
         Section 14.12.  Severability............................................................................65
         Section 14.13.  Section Titles..........................................................................65
         Section 14.14.  Limited Recourse........................................................................65
         Section 14.15.  Further Assurances......................................................................65


EXHIBITS, SCHEDULES AND ANNEXES
Exhibit 2.02(a)            Form of Commitment Reduction Notice
Exhibit 2.02(b)            Form of Commitment Termination Notice
Exhibit 2.03(a)            Form of Investment Base Certificate
Exhibit 2.03(b)            Form of Capital Purchase Request
Exhibit 2.03(c)            Form of Repayment Notice
Exhibit 2.04(a)            Form of Purchase Assignment
Exhibit 3.01(a)(i)         Form of Solvency Certificate
Exhibit 3.01(a)(ii)(A)     Form of Seller Certificate (Closing)
Exhibit 3.01(a)(ii)(B)     Form of Seller Certificate (Post-Closing)
Exhibit 3.01(a)(iii)(A)    Form of Servicer's Certificate (Closing)
Exhibit 3.01(a)(iii)(B)    Form of Servicer's Certificate (Post-Closing)
Exhibit 3.01(a)(iv)        Form of Monthly Report
Exhibit 3.01(n)            Form of Response to Solicitation
Exhibit 10.03              Form of Power of Attorney
Exhibit A                  Credit and Collection Policy

Schedule  4.01(b)          Executive Offices; Collateral Locations; Corporate or
                           Other Names;
                           Organizational Identification Number/FEIN/Seller
Schedule  4.01(d)          Litigation
Schedule  4.01(h)          Ventures, Subsidiaries and Affiliates; Outstanding
                           Stock and Debt/Seller

                                      iii
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

Schedule  4.01(i)          Tax Matters/Seller
Schedule  4.01(r)          Deposit and Disbursement Accounts/Seller
Schedule  5.01(b)          Corporate and Trade Names/Seller
Schedule  5.03(b)          Existing Liens/Seller

Annex G                    Financial Covenants
Annex 5.02(a)              Reporting Requirements of the Seller
Annex 5.02(b)              Investment Reports
Annex X                    Definitions
Annex Y                    Schedule of Documents

                                       iv

                  THIS RECEIVABLES PURCHASE AND SERVICING AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, the "AGREEMENT") is entered into as of January 8, 2002, by and among EAGLE-PICHER FUNDING CORPORATION, a Delaware corporation (the "SELLER"), EAGLE-PICHER INDUSTRIES, INC., an Ohio corporation (the "PARENT"), in its capacity as servicer hereunder (in such capacity, the "SERVICER"), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the "CONDUIT PURCHASER"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a Committed Purchaser (the "COMMITTED PURCHASER") and as administrative agent for the Conduit Purchaser and the Committed Purchaser hereunder (in such capacity, the "ADMINISTRATIVE Agent").

                                    RECITALS

                  A. The Seller is a special purpose corporation wholly-owned, directly or indirectly, by Eagle-Picher Holdings, Inc.

                  B. The Seller has been formed for the purpose of purchasing certain trade receivables generated by the Originators.

                  C. The Seller intends to sell, and, subject to the terms and conditions hereof, the Conduit Purchaser and the Committed Purchaser intend to purchase, undivided percentage interests in such trade receivables, from time to time, as described herein.

                  D. The Administrative Agent has been requested and is willing to act as administrative agent on behalf of each of the Conduit Purchaser and the Committed Purchaser in connection with the making and financing of such purchases.

                  E. In order to effectuate the purposes of this Agreement, the Conduit Purchaser and the Committed Purchaser each desires to appoint the Parent to service, administer and collect the receivables acquired by the Purchasers pursuant to this Agreement and the Parent is willing to act in such capacity as Servicer hereunder on the terms and conditions set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

                  Section 1.01. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in ANNEX X.

                  Section 1.02. RULES OF CONSTRUCTION. For purposes of this Agreement, the rules of construction set forth in ANNEX X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                  ARTICLE II.

                         AMOUNTS AND TERMS OF PURCHASES

                  Section 2.01. PURCHASES. From and after the Closing Date and until the Facility Termination Date and subject to the terms and conditions hereof, the Conduit Purchaser and the Committed Purchaser severally agree to purchase Purchaser Interests (each such purchase hereunder, a "PURCHASE") from the Seller from time to time and the Seller agrees to sell such Purchaser Interests to the Purchasers. The obligation of the Conduit Purchaser to make Purchases hereunder shall be from the Closing Date until the occurrence of either a Committed Purchaser Funding Event or the Facility Termination Date. The obligation of the Committed Purchaser to make Purchases hereunder shall be from and after the occurrence of a Committed Purchaser Funding Event until the Facility Termination Date. Under no circumstances shall a Purchaser make any Purchase if, after giving effect thereto, a Purchase Excess would exist. Each purchase of undivided percentage ownership interests in the Receivables by the Purchasers hereunder shall consist of either (i) a purchase made by the applicable Purchasers with new funds provided by such Purchasers (each, a "CAPITAL PURCHASE") or (ii) a purchase made by the applicable Purchasers with funds consisting of Collections allocated to the Purchaser Interests pursuant to the terms of this Agreement (each, a "REINVESTMENT PURCHASE"). On each Business Day following the Closing Date until the Facility Termination Date, but subject to SECTION 3.02 hereof, each Purchaser holding a Purchaser Interest at such time shall be automatically deemed to have made a Reinvestment Purchase with the amount of funds to be distributed to the Seller pursuant to SECTION 6.03(c), if any.

           Section 2.02. OPTIONAL CHANGES IN MAXIMUM PURCHASE LIMIT.

                  (a) So long as no Incipient Termination Event or Termination Event shall have occurred and be continuing, the Seller may, not more than twice during each calendar year, reduce the Maximum Purchase Limit permanently; PROVIDED, that (i) the Seller shall give thirty (30) Business Days' prior written notice of any such reduction to the Administrative Agent substantially in the form of EXHIBIT 2.02(a) (each such notice, a "COMMITMENT REDUCTION NOTICE"), (ii) any partial reduction of the Maximum Purchase Limit shall be in a minimum amount of $5,000,000 or an integral multiple thereof, (iii) no such reduction shall reduce the Maximum Purchase Limit below the greater of (x) Capital Investment at such time and (y) $50,000,000, and (iv) any such reduction must be accompanied by payment of the fee required by SECTION 2.02(c).

                  (b) The Seller may at any time on at least 90 days' prior written notice by the Seller to the Administrative Agent irrevocably terminate the Maximum Purchase Limit;

PROVIDED, that (i) such notice of termination shall be substantially in the form of EXHIBIT 2.02(b) (the "COMMITMENT TERMINATION NOTICE"), (ii) the Seller shall reduce the Capital Investment to zero and make all payments required by SECTION 2.03(C) at the time and in the manner specified therein, and (iii) such reduction must be accompanied by payment of the fee required by SECTION 2.02(c). Upon such termination, the Seller's right to request that any Purchaser make Purchases hereunder shall simultaneously terminate and the Facility Termination Date shall automatically occur.

                  (c) If all or any portion of the Maximum Purchase Limit is reduced or terminated in accordance with this SECTION 2.02 prior to the first anniversary of the Closing Date, then the Seller shall pay the Administrative Agent, for the account of the Purchasers, an amount equal to (i) the amount by which the Maximum Purchase Limit is so reduced multiplied by (ii) 1.00%; PROVIDED, that such amount shall not be payable if, without the consent of the Seller, the Conduit Purchaser or the Committed Purchaser has assigned all or any portion of its rights and obligations hereunder or interests herein to any Person other than GE Capital, an Affiliate of GE Capital or any investment vehicle administered by GE Capital or an Affiliate of GE Capital.

                  (d) Each written notice required to be delivered pursuant to SECTIONS 2.02(a) and (b) shall be irrevocable and shall be effective (i) on the day of receipt if received by the Administrative Agent and the Purchasers not later than 4:00 p.m. (New York time) on any Business Day and (ii) on the immediately succeeding Business Day if received by the Administrative Agent and the Purchasers after such time on such Business Day or if any such notice is received on a day other than a Business Day (regardless of the time of day such notice is received). Each such notice of termination or reduction shall specify, respectively, the amount of, or the amount of the proposed reduction in, the Maximum Purchase Limit.

                  Section 2.03. INVESTMENT BASE CERTIFICATES; NOTICES RELATING TO PURCHASES AND REDUCTIONS IN CAPITAL INVESTMENT.

                  (a) Not later than 11:00 a.m. (New York time) on the third Business Day of each calendar week, the Seller shall deliver to the Purchasers, the Administrative Agent and the Collateral Agent an Officer's Certificate substantially in the form of EXHIBIT 2.03(a) (each, an "INVESTMENT BASE CERTIFICATE") which shall be prepared by the Seller or the Servicer with information as of the close of business on the last day of the immediately preceding calendar week; PROVIDED, that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems any Purchaser's rights or interests in the Transferred Receivables or the Seller Collateral insecure, the Seller shall deliver an Investment Base Certificate to the Purchasers, the Administrative Agent and the Collateral Agent at such more frequent intervals and with respect to such time periods as the Administrative Agent may request from time to time. Capital Investment Available shall be determined by the Administrative Agent using its good faith and commercially reasonable credit judgment, based on information related to the Seller Collateral available to it, including (A) any information obtained in connection with any audit or reflected in the most recent Investment

Base Certificate or any other Investment Report delivered to the Purchasers and the Administrative Agent or (B) any other information that may be available to the Purchasers and the Administrative Agent.

                  (b) Each Purchase resulting in an increase in Capital Investment shall be made upon the provision of notice by the Seller to the Administrative Agent in the manner provided herein. Any such notice must be given in writing so that it is received no later than 4:00 p.m. (New York time) on the Business Day immediately preceding the proposed Purchase Date set forth therein. Each such notice (a "CAPITAL PURCHASE REQUEST") shall (i) be substantially in the form of EXHIBIT 2.03(b), (ii) be irrevocable, (iii) specify the amount of the requested increase in Capital Investment (which shall be in an amount not less than $500,000) and the proposed Purchase Date (which shall be a Business Day), (iv) be accompanied by an Investment Base Certificate setting forth all applicable information as of the close of business on the third Business Day prior to the proposed Purchase Date and (v) include such other information as may be required by the Purchasers and the Administrative Agent.

                  (c) The Seller may at any time reduce the Capital Investment; PROVIDED, that (i) the Seller shall give one Business Day's prior written notice of any such reduction to the Administrative Agent substantially in the form of
EXHIBIT 2.03(C) (each such notice, a "REPAYMENT NOTICE"), (ii) each such notice shall be irrevocable, (iii) each such notice shall specify the amount of the requested reduction in the Capital Investment and the proposed date of such reduction (which shall be a Business Day) and (iv) any such reduction must be accompanied by payment of (A) all Daily Yield accrued and unpaid on the Capital Investment being reduced through but excluding the date of such reduction and
(B) the costs, if any, required by SECTION 2.10. Any such notice of reduction must be received by the Administrative Agent no later than 4:00 p.m. (New York time) on the Business Day immediately preceding the date of the proposed reduction in Capital Investment.

                  Section 2.04. CONVEYANCE OF RECEIVABLES.

                  (a) PURCHASE ASSIGNMENT. On or prior to the Closing Date, the Seller shall complete, execute and deliver to the Administrative Agent for the benefit of the Purchasers an assignment substantially in the form of EXHIBIT 2.04(A) (the "PURCHASE ASSIGNMENT") in order to evidence the Purchases.

                  (b) FUNDING OF COLLECTION ACCOUNT; INCREASES IN CAPITAL INVESTMENT.

                      (i) FUNDING OF COLLECTION ACCOUNT BY PURCHASER. Following receipt of any Capital Purchase Request, and subject to satisfaction of the conditions set forth in SECTION 3.02, the Applicable Purchaser shall make available to or on behalf of the Seller on the Purchase Date specified therein the lesser of (A) the requested increase in Capital Investment specified in such Capital Purchase Request and (B) the Capital Investment Available, by depositing such amount in same day funds into the Collection Account.

                      (ii) PAYMENT OF PURCHASE PRICE. The Applicable Purchaser shall, or shall cause the Administrative Agent to, deposit into the Seller Account on each Business Day during the Revolving Period, in same day funds, all amounts on deposit in the Collection Account that are to be disbursed to or on behalf of the Seller pursuant to SECTION 6.03(C) as payment for the Purchaser Interests.

                  (c) VESTING OF OWNERSHIP.

                      (i) Effective on and as of each Purchase Date (A) prior to the occurrence of the Committed Purchaser Funding Event, the Conduit Purchaser shall own the Purchaser Interests sold by the Seller hereunder on such Purchase Date, and (B) on and after the occurrence of the Committed Purchaser Funding Event, the Committed Purchaser shall own the Purchaser Interests sold by the Seller hereunder on such Purchase Date. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Purchaser Interests.

                      (ii) The Seller shall indicate in its Records that interests in the Transferred Receivables have been sold hereunder and that ownership of such interests is vested in the Administrative Agent on behalf of the Purchasers. In addition, the Seller shall respond to any inquiries with respect to the ownership of any Transferred Receivable by stating that interests therein have been sold hereunder and that ownership of such interests is vested in the Purchasers. The Seller and the Servicer shall hold all Invoices and other documents and incidents (other than Contracts) relating to such Transferred Receivables in trust for the benefit of the Administrative Agent on behalf of the Conduit Purchaser and the Committed Purchaser, as the owner thereof, and for the sole purpose of facilitating the servicing of such Transferred Receivables. The Seller and the Servicer hereby acknowledge that their retention and possession of such Invoices and documents shall at all times be at the sole discretion of the Administrative Agent and in a custodial capacity for the Administrative Agent's benefit (on behalf of the Purchasers) only.

                  (d) REPURCHASES OF TRANSFERRED RECEIVABLES. If any Originator is required to repurchase Transferred Receivables from the Seller pursuant to
SECTION 4.04 of the Sale Agreement, the Applicable Purchaser shall sell and reconvey its Purchaser Interests in such Transferred Receivables to the Seller either (i) through a transfer of such Purchaser Interests in exchange for Purchaser Interests in other Transferred Receivables with an Outstanding Balance equal to the Outstanding Balance of the Receivables being repurchased or (ii) if and to the extent a Purchase Excess exists or would exist pursuant to such sale and reconveyance, for cash in an amount equal to the Outstanding Balance of the Receivables being repurchased.

                  Section 2.05. FACILITY TERMINATION DATE. Notwithstanding anything to the contrary set forth herein, no Purchaser shall have any obligation to purchase any additional Purchaser Interests from and after the Facility Termination Date.

                  Section 2.06. DAILY YIELD.

                  (a) The Seller shall pay Daily Yield to the Administrative Agent, for the account of the Purchasers, for each day on which any Capital Investment is outstanding, in the manner and at the times specified in SECTIONS 6.03, 6.04 and 6.05.

                  (b) Notwithstanding the foregoing, the Seller shall pay interest at the applicable Daily Yield Rate on unpaid Daily Yield and on any other amount payable by the Seller hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

                  Section 2.07. FEES.

                  (a) On or prior to the Closing Date and on each Settlement Date thereafter, the Seller shall pay to the Administrative Agent, for the account of itself and the Purchasers, the fees set forth in the Fee Letter that are payable on the Closing Date or such Settlement Date, as applicable.

                  (b) On each Settlement Date, the Seller shall pay to the Servicer or to the Successor Servicer, as applicable, the Servicing Fee or the Successor Servicing Fees and Expenses, respectively, in each case to the extent of available funds therefor as provided in SECTION 6.04.

                  (c) The Seller shall pay to the Administrative Agent, for the account of itself and the Purchasers, the Unused Commitment Fee, in accordance with the provisions of SECTION 6.03, 6.04 and 6.05 hereof.

                  Section 2.08. TIME AND METHOD OF PAYMENTS.

                  (a) Subject to the provisions of SECTIONS 6.02, 6.03, 6.04 and 6.05, all payments in reduction of Capital Investment and all payments of yield, fees and other amounts payable by the Seller hereunder shall be made in Dollars, in immediately available funds, to the Administrative Agent (for its account or the account of the applicable Purchasers, Affected Parties or Indemnified Persons) not later than 11:00 a.m. (New York time) on the due date therefor. Any such payment made on such date but after such time shall be deemed to have been made on, and Daily Yield shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any such payment becomes due on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and Daily Yield thereon shall be payable during such extension.

                  (b) Any and all payments by the Seller hereunder shall be made in accordance with this SECTION 2.08 without setoff or counterclaim and free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, excluding franchise taxes and taxes imposed on or measured by the net income of any Affected

Party by the jurisdictions under the laws of which such Affected Party is organized or by any political subdivisions thereof (such non-excluded taxes, levies, imposts, deductions, charges and withholdings being "INDEMNIFIED TAXES"). If the Seller shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.08) the Affected Party entitled to receive any such payment receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions, and (iii) the Seller shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Indemnified Taxes, the Seller shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. The Seller shall indemnify any Affected Party from and against, and, within ten days of demand therefor, pay any Affected Party for, the full amount of Indemnified Taxes (together with any taxes imposed by any jurisdiction on amounts payable under this SECTION 2.08) paid by such Affected Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

                  Section 2.09. CAPITAL REQUIREMENTS; ADDITIONAL COSTS.

                  (a) If the Administrative Agent on behalf of any Affected Party shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by such Affected Party with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Affected Party against commitments made by it under this Agreement, any other Related Document or any Program Document and thereby reducing the rate of return on such Affected Party's capital as a consequence of its commitments hereunder or thereunder, then the Seller shall from time to time upon demand by the Administrative Agent pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such reduction together with interest thereon from the date of any such demand until payment in full at the applicable Daily Yield Rate. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by the Administrative Agent to the Seller shall be final, binding and conclusive on the parties hereto (absent manifest error) for all purposes. Such Affected Party agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such increased capital, reserve or similar requirements, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize the increased capital, reserve or similar requirements applicable it and the additional amounts payable to it by the Seller pursuant to this SECTION 2.09(a).

                  (b) If, due to any Regulatory Change, there shall be any increase in the cost to any Affected Party of agreeing to make or making, funding or maintaining any commitment hereunder, under any other Related Document or under any Program Document, including with respect to any Purchases, Capital Investment, LOC Draws or Liquidity Loans, or any reduction in any amount receivable by such Affected Party hereunder or thereunder, including with respect to any Purchases, Capital Investment, LOC Draws or Liquidity Loans (any such increase in cost or reduction in amounts receivable are hereinafter referred to as "ADDITIONAL COSTS"), then the Seller shall, from time to time upon demand by the Administrative Agent, pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such Additional Costs together with interest thereon from the date demanded until payment in full thereof at the applicable Daily Yield Rate. Such Affected Party agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such Additional Costs, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by the Seller pursuant to this SECTION 2.09(b).

                  (c) Determinations by any Affected Party for purposes of this
SECTION 2.09 of the effect of any Regulatory Change on its costs of making, funding or maintaining any commitments hereunder, under any other Related Document or under any Program Document or on amounts receivable by it hereunder or thereunder or of the additional amounts required to compensate such Affected Party in respect of any Additional Costs shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

                  Section 2.10. BREAKAGE COSTS. The Seller shall pay to the Administrative Agent for the account of the requesting Purchaser, upon request of such Purchaser, such amount or amounts as shall compensate such Purchaser for any loss, cost or expense incurred by such Purchaser (as determined by such Purchaser in its sole discretion) as a result of any reduction by the Seller in Capital Investment (and accompanying loss of Daily Yield thereon) other than on the maturity date of the Commercial Paper (or other financing source) funding such Capital Investment, which compensation shall include an amount equal to any loss or expense incurred by such Purchaser during the period from the date of such reduction to (but excluding) the maturity date of such Commercial Paper (or other financing source) if the rate of interest obtainable by such Purchaser upon the redeployment of funds in an amount equal to such reduction is less than the interest rate applicable to such Commercial Paper (or other financing source) (any such loss, cost or expense, "BREAKAGE COSTS"). The determination by such Purchaser of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

                  Section 2.11. PURCHASE EXCESS. On each Business Day during the Revolving Period and after completion of the disbursements specified in SECTION 6.03, the Administrative Agent shall notify the Seller and the Servicer of any Purchase Excess on such day, and the Seller shall deposit the amount of such Purchase Excess in the Collection Account by 11:00 a.m. (New York time) on the immediately succeeding Business Day.

                                  ARTICLE III.

                              CONDITIONS PRECEDENT

                  Section 3.01. CONDITIONS TO EFFECTIVENESS OF AGREEMENT. Neither the Conduit Purchaser nor the Committed Purchaser shall be obligated to purchase Purchaser Interests hereunder on the occasion of the initial Purchase, nor shall any Purchaser or the Administrative Agent be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by each of, the Purchasers and the Administrative Agent:

                  (a) PURCHASE AGREEMENT; INFORMATION, OTHER RELATED DOCUMENTS. This Agreement shall have been duly executed by, and delivered to, the parties hereto and the Purchasers and the Administrative Agent shall have received such other information, documents, instruments and agreements as each Purchaser and the Administrative Agent shall request in connection with the transactions contemplated by this Agreement, including all documents, instruments, agreements and legal opinions listed in the Schedule of Documents, each in form and substance satisfactory to each Purchaser and the Administrative Agent.

                  (b) GOVERNMENTAL APPROVALS. The Purchasers and the Administrative Agent shall have received (i) satisfactory evidence that the Seller, the Parent, each Originator and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Seller, the Parent, each Originator and the Servicer in form and substance satisfactory to the Purchasers and the Administrative Agent affirming that no such consents or approvals are required.

                  (c) COMPLIANCE WITH LAWS. The Seller, the Parent, each Originator and the Servicer shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including, without limitation, those specifically referenced in SECTION 5.01(a).

                  (d) PAYMENT OF FEES AND TAXES. The Seller shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter, and shall have reimbursed each Purchaser for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Related Documents, including each Purchaser's legal, rating agency and audit expenses, and other negotiation and document preparation costs. The Seller shall have paid all taxes, including without limitation any stamp duty which may be imposed as a result of the transactions contemplated by this Agreement and the Related Documents.

                  (e) REPRESENTATIONS AND WARRANTIES. Each representation and warranty by the Seller contained herein and in each other Related Document shall be true and correct as of the

Closing Date, except to the extent that such representation or warranty expressly relates solely to an earlier date.

                  (f) NO TERMINATION EVENT. No Incipient Termination Event or Termination Event hereunder or any "Event of Default" under (and as defined in) the Credit Agreement (as in effect on the Closing Date) or any "Event of Default" under (and as defined in) the Indenture shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the Closing Date.

                  (g) CONFIRMATION OF COMMERCIAL PAPER RATINGS. The Administrative Agent shall have received written confirmation from each Rating Agency that the then current rating of the Commercial Paper shall not be withdrawn or downgraded after giving effect to this Agreement and the transactions contemplated thereby.

                  (h) MATERIAL ADVERSE EFFECT. As of the Closing Date, there has been (i) since September 30, 2001, no material adverse change (x) in the business, financial or other condition or prospects of the of the Parent and its Subsidiaries, taken as a whole, (y) in the Transferred Receivables, taken as a whole, or (z) in the financial condition or prospects of the Seller, (ii) no litigation commenced which could reasonably be expected to have a material adverse impact on the Parent and its Subsidiaries, taken as a whole, or which would challenge the transactions contemplated herein and in the Related Documents, and (iii) since September 30, 2001, no material increase in the liabilities (liquidated or contingent) of the Parent and its Subsidiaries, taken as a whole, or material decrease (other than resulting from the sale of the assets of the "construction equipment division" of Eagle-Picher Industries, Inc.) in the assets of the Parent and the Subsidiary Originators, taken as a whole.

                  (i) SALE AGREEMENT AND RELATED DOCUMENTS. (i) The Seller and the Originators shall have entered into the Sale Agreement and each Related Document in form, scope and substance acceptable to the Administrative Agent and each Purchaser, (ii) the Sale Agreement and each Related Document shall be in full force and effect and shall provide for "true sale" treatment of all sales of Transferred Receivables thereunder under all applicable laws and for all purposes, and (iii) the Administrative Agent shall have received all such other information, documents, instruments and agreements as any Purchaser or the Administrative Agent shall request in connection with the transactions contemplated by the Sale Agreement, including all documents, instruments, agreements and legal opinions listed in the Schedule of Documents, each in form and substance satisfactory to each Purchaser and the Administrative Agent.

                  (j) ACTIONS WITH RESPECT TO SENIOR DEBT FACILITY. The Administrative Agent shall be satisfied, in its sole discretion, that all actions have been taken with respect to the Senior Debt Facility as may be necessary to permit the Parent, each Originator and the Seller to (i) enter into the transactions contemplated by this Agreement and the Related Documents, (ii) sell Transferred Receivables and the Purchaser Interest, (iii) grant security interests in the Transferred Receivables, Seller Collateral and related rights to the Seller and the Administrative

Agent (for the benefit of the Purchasers), as applicable, and (iv) otherwise effectuate the transactions contemplated by this Agreement and the Related Documents, including, without limitation, all releases and arrangements necessary or desirable to ensure that each Transferred Receivable, Seller Collateral, other transferred property and related security are transferred to the Seller and the Administrative Agent (for the benefit of the Purchasers), as applicable, free and clear of all Adverse Claims.

                  (k) RESPONSES TO SOLICITATION. The Administrative Agent shall have received written copies of (i) Responses to Solicitation under the Indenture in the form attached hereto as EXHIBIT 3.01(n), executed by or on behalf of the holders of Notes (issued pursuant to the Indenture) constituting a majority of the aggregate principal amount of such Notes outstanding, (ii) a Supplemental Indenture to the Indenture giving effect to the agreements referred to in the Reponses to Solicitation under clause (i), and (iii) an opinion of a law firm acting as counsel to the Parent, in form and substance acceptable to the Administrative Agent, opining, among other things, as to the due authorization, execution, delivery and enforceability of such Supplemental Indenture.

                  Section 3.02. CONDITIONS PRECEDENT TO ALL PURCHASES. No Purchaser shall be obligated to purchase Purchaser Interests hereunder on any date if, as of such date:

                  (a) any representation or warranty of the Seller or the Servicer contained herein or in any of the other Related Documents shall be untrue or incorrect as of such date, either before or after giving effect to the Purchase of Purchaser Interests on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

                  (b) any event shall have occurred, or would result from the Purchase of Purchaser Interests on such Purchase Date or from the application of the proceeds therefrom, that constitutes, (i) a Termination Event or an Event of Servicer Termination, or (ii) except in the case of Reinvestment Purchases, an Incipient Servicer Termination Event or an Incipient Termination Event;

                  (c) the Seller shall not be in compliance with any of its covenants or other agreements set forth herein or in any Related Document;

                  (d) the Facility Termination Date shall have occurred;

                  (e) either before or after giving effect to such Purchase and to the application of the proceeds therefrom, a Purchase Excess would exist;

                  (f) the Purchaser Interests sold hereunder would, after giving effect to such purchase, exceed 100%;

                  (g) the Seller shall have failed to timely deliver the Investment Base Certificate as most recently required pursuant to SECTION 2.03(A) or (B) hereof;

                  (h) any Originator, the Seller or the Servicer shall fail to have taken such other action, including delivery of information, approvals, consents, opinions, documents and instruments to the Purchasers and the Administrative Agent and, if applicable, either Rating Agency, (i) as any Purchaser or the Administrative Agent may reasonably request, or (ii) as either Rating Agency may request; or

                  (i) the Administrative Agent shall have determined that any event or condition has occurred that has had, or could reasonably be expected to have or result in, a Material Adverse Effect.

The delivery by the Seller of a Capital Purchase Request and the acceptance by the Seller of the funds from such Capital Purchase or any Reinvestment Purchase on any Purchase Date shall be deemed to constitute, as of any such Purchase Date, a representation and warranty by the Seller that the conditions in this
SECTION 3.02 have been satisfied.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. To induce each Purchaser to purchase the Purchaser Interests and the Administrative Agent to take any action hereunder, the Seller makes the following representations and warranties to each Purchaser and the Administrative Agent as of the Closing Date and, except to the extent provided otherwise below, as of each Purchase Date, each and all of which shall survive the execution and delivery of this Agreement.

                  (a) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, the state of Delaware (which is Seller's only state of incorporation); (ii) is 100% owned, directly or indirectly by the Parent and the Securitization Trust, (iii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iv) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (v) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct;
(vii) is in compliance with its charter and bylaws; and (viii) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) EXECUTIVE OFFICES; COLLATERAL LOCATIONS; CORPORATE OR OTHER NAMES; FEIN. As of the Closing Date, the current location of the Seller's chief executive office, principal place of business, other offices, the warehouses and premises within which any Seller Collateral is stored or located, and the locations of its records concerning the Seller Collateral (including originals of the Seller Assigned Agreements) are set forth in SCHEDULE 4.01(b) and none of such locations has changed within the past 12 months (or such shorter time as the Seller has been in existence). During the prior five years (or such shorter time as the Seller has been in existence), except as set forth in SCHEDULE 4.01(b), the Seller has not been known as or used any corporate, fictitious or trade name. In addition, SCHEDULE 4.01(b) lists the organizational identification number issued by Seller's state of organization or states that no such number has been issued and lists the federal employer identification number of the Seller.

                  (c) CORPORATE POWER, AUTHORIZATION, ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for herein and therein: (i) are within the Seller's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of the Seller's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Seller, the Parent or any Originator is a party or by which the Seller, the Parent or any Originator or any of the property of the Seller or any Originator is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Seller, the Parent or any Originator; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date as provided in
SECTION 3.01(b). The exercise by each of the Seller, the Purchasers and the Administrative Agent of any of its rights and remedies under any Related Document to which it is a party, does not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by a Purchaser or the Administrative Agent), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in SECTION 3.01(b). On or prior to the Closing Date, each of the Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and on the Closing Date each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms.

                  (d) NO LITIGATION. No Litigation is now pending or, to the knowledge of the Seller, threatened against the Seller that (i) challenges the Seller's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or Seller Collateral or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Seller and that, if so determined, could have a Material Adverse Effect. Except as set forth on SCHEDULE 4.01(d), as of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Seller.

                  (e) SOLVENCY. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent. No event of the type described in
Section 9.01(c) has been commenced or threatened against the Seller, the Parent or any Originator.

                  (f) MATERIAL ADVERSE EFFECT. Since the date of the Seller's organization, (i) the Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Seller or has become binding upon the Seller's assets and no law or regulation applicable to the Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Seller's organization, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

                  (g) OWNERSHIP OF PROPERTY; LIENS. No Transferred Receivable is subject to any Adverse Claim, none of the other properties and assets of the Seller are subject to any Adverse Claims other than Permitted Seller Encumbrances, and there are no facts, circumstances or conditions known to the Seller that may result in (i) with respect to the Transferred Receivables, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and
(ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted Seller Encumbrances. The Seller has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Seller's right, title and interest in and to the Transferred Receivables, the Seller Collateral and its other properties and assets. The Seller has rights in and the power to transfer the Transferred Receivables. The Seller has rights in and the power to transfer each item of the Seller Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Seller Encumbrances. The Liens granted to the Purchaser pursuant to SECTION 8.01 will at all times be fully perfected first priority Liens in and to the Seller Collateral.

                  (h) VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK AND DEBT. Except as set forth in SCHEDULE 4.01(h), the Seller has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Stock of the Seller is owned by each of the Stockholders in the amounts set forth on SCHEDULE 4.01(h). There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Seller may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Debt of the Seller as of the Closing Date is described in SECTION 5.03(i).

                  (i) TAXES. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Seller have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with SECTION 5.01(e). Proper and accurate amounts have been withheld by the Seller from its employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. SCHEDULE 4.01(i) sets forth as of the Closing Date (i) those taxable years for which the Seller's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. Except as described on
SCHEDULE 4.01(i), as of the Closing Date, the Seller has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Seller is not liable for any charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Seller's knowledge, as a transferee. As of the Closing Date, the Seller has not agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

                  (j) FULL DISCLOSURE. As of the dates specified therein (or, if no such dates are specified, as of the date furnished or delivered), (i) all information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Seller to any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect and (ii) none of this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Seller to either Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is misleading as a result of the failure to include therein a material fact.

                  (k) ERISA. The Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

                  (l) BROKERS. No broker or finder acting on behalf of the Seller was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection herewith or therewith.

                  (m) MARGIN REGULATIONS. The Seller is not engaged in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "MARGIN STOCK"). The Seller owns no Margin Stock, and no portion of the proceeds of the purchase price for Transferred Receivables sold hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Seller will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board applicable to the Seller.

                  (n) NONAPPLICABILITY OF BULK SALES LAWS. No transaction contemplated by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law.

                  (o) SECURITIES ACT AND INVESTMENT COMPANY ACT EXEMPTIONS. Each Purchase of Purchaser Interests under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

                  (p) GOVERNMENT REGULATION. The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Purchase of Purchaser Interests by the Purchasers hereunder, the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

                  (q) NONCONSOLIDATION. The Seller is operated in such a manner that the separate corporate existence of the Seller, on the one hand, and any member of the Parent Group, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                      (i) the Seller is a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation to those activities expressly permitted hereunder and under the other Related Documents and the Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Seller entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchasers and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                      (ii) the Seller's business is managed solely by its own officers and directors, each of whom when acting for the Seller shall be acting solely in his or her capacity as an officer or director of the Seller, and not as an officer, director, employee or agent of any member of the Parent Group;

                      (iii) other than the purchase and sale of Transferred Receivables, the making of capital contributions, the payment of dividends and the return of capital to its Stockholders, the payment of Servicing Fees to the Servicer under this Agreement and the transactions evidenced by the Ancillary Services and Lease Agreement, the Seller engages and has engaged in no intercorporate transactions with any member of the Parent Group;

                      (iv) the Seller maintains corporate records and books of account separate from that of each member of the Parent Group, holds regular corporate meetings and otherwise observes corporate formalities and has a business office segregated from that of each member of the Parent Group;

                      (v) the financial statements and books and records of the Seller, the Parent, Eagle-Picher Holdings, Inc. and the Originators reflect the separate corporate existence of the Seller;

                      (vi) (A) the Seller maintains its assets separately from the assets of each member of the Parent Group, including through the maintenance of separate bank accounts and, except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables, through the maintenance of separate records and books of account, (B) the Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group and (C) the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's Stockholder(s);

                      (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Seller's organizational documents, no member of the Parent Group (A) pays the Seller's expenses, (B) guarantees the Seller's obligations, or (C) advances funds to the Seller for the payment of expenses or otherwise;

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

                      (viii) all business correspondence and other communications of the Seller are conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

                      (ix) the Seller does not act as agent for any member of the Parent Group, but instead presents itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Receivables;

                      (x) (A) subject to CLAUSE (B) below, the Seller maintains at least two independent directors each of whom (1) is not a Stockholder, director, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group (other than the Seller), all as provided in its certificate or articles of incorporation, (2) is affiliated with Global Securitization Services, LLC, Lord Securities Corporation or Amacar Group, L.L.C. or a similar nationally recognized organization acceptable to the Administrative Agent which is in the business of providing independent directors for special-purpose financing entities such as the Seller, and (3) is otherwise acceptable to the Purchasers and the Administrative Agent and
         (B) the Seller's articles of incorporation and by-laws provide that in the event of the death, incapacity, resignation or removal of an independent director, the board of directors of the Seller will promptly appoint a replacement independent director and will not vote on any matter requiring the vote of an independent director unless and until at least two independent directors have been duly appointed to serve on such board of directors; and

                      (xi) the bylaws or the certificate or articles of incorporation of the Seller require (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Seller, and (B) the Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Stockholders and board of directors.

                  (r) DEPOSIT AND DISBURSEMENT ACCOUNTS. SCHEDULE 4.01(r) lists all banks and other financial institutions at which the Seller maintains deposit or other bank accounts as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

                  (s) TRANSFERRED RECEIVABLES.

                      (i) TRANSFERS. Each Transferred Receivable was purchased by the Seller on the relevant Transfer Date pursuant to the Sale Agreement.

                      (ii) ELIGIBILITY. Each Transferred Receivable designated as an Eligible Receivable in each Investment Base Certificate constitutes an Eligible Receivable as of the date specified in such Investment Base Certificate.

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

                      (iii) NO MATERIAL ADVERSE EFFECT. At the time of delivery of each Investment Base Certificate hereunder, the Seller has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on any Transferred Receivable designated as an Eligible Receivable in such Investment Base Certificate will not be paid in full when due or to expect any other Material Adverse Effect to occur at any time.

                      (iv) NONAVOIDABILITY OF TRANSFERS. The Seller shall (1) have purchased each Transferred Receivable from the applicable Originator for cash consideration (and/or an agreement to pay a deferred purchase price) and (2) have accepted assignment of any Eligible Receivables transferred pursuant to CLAUSE (b) of SECTION 4.04 of the Sale Agreement, in each case in an amount that constitutes fair consideration and reasonably equivalent value therefor. Each Sale of a Transferred Receivable effected pursuant to the terms of the Sale Agreement shall not have been made for or on account of an antecedent debt owed by any Originator to the Seller and no such Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations.

                  (t) REPRESENTATIONS, WARRANTIES AND COVENANTS IN OTHER RELATED DOCUMENTS. Each of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchasers and the Administrative Agent as if the same were set forth in full herein. The Seller and, to the best of the Seller's knowledge (except as otherwise notified to the Administrative Agent by the Seller in writing), the Parent, each of the Originators and each Domestic Subsidiary of each of the Parent and the Originators, is in compliance with all covenants and agreements contained in the Related Documents.

                  (u) SERVICING SOFTWARE. The Seller has all necessary licenses and rights to use the Servicing Software.

                  (v) TERMINATION EVENT. No Incipient Termination Event or Termination Event has occurred and is continuing.

                  Section 4.02. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. To induce the Purchasers to purchase the Purchaser Interests and the Administrative Agent to take any action required to be performed by it hereunder, in addition to the representations and warranties contained in
SECTION 7.06, the Servicer represents and warrants to the Purchasers and the Administrative Agent, which representation and warranty shall survive the execution and delivery of this Agreement, that each of the representations and warranties of the Servicer (whether made by the Servicer in its capacity as an Originator or as Servicer) contained in any Related Document is true and correct and, if made by the Servicer in its capacity as an Originator, applies with equal force to the Servicer in its capacity as Servicer, and the Servicer hereby makes each such representation and warranty to, and for the benefit of, the Purchasers and the Administrative Agent as if the same were set forth in full herein.


                                   ARTICLE V.

                         GENERAL COVENANTS OF THE SELLER

                  Section 5.01. AFFIRMATIVE COVENANTS OF THE SELLER. The Seller covenants and agrees that from and after the Closing Date and until the Termination Date:

                  (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Seller shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, securities laws, margin regulations, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Seller shall continue to pay all fees required to be paid by it under the Fee Letter, all governmental fees and all taxes, including without limitation any stamp duty which may be imposed as a result of the transactions contemplated by this Agreement and the Related Documents. The Seller shall comply in all respects with the Credit and Collection Policies with respect to each Transferred Receivable and with the Contract therefor.

                  (b) MAINTENANCE OF EXISTENCE AND CONDUCT OF BUSINESS. The Seller shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (1) the terms of its certificate of incorporation and bylaws, (2) SECTIONS 4.01(a), (q) and (t) and
(3) the assumptions set forth in the legal opinion of Squire, Sanders & Dempsey L.L.P. or other counsel to the Seller from time to time delivered pursuant to
Section 3.02(d) of the Sale Agreement with respect to issues of substantive consolidation and true sale and absolute transfer; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in SCHEDULE 5.01(b). The Seller shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the financial statements delivered pursuant to SECTION 5.02(a).

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

                  (c) DEPOSIT OF COLLECTIONS. The Seller shall instruct all Obligors to remit all payments with respect to any Transferred Receivable directly into a Lockbox Account and shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first Business Day after receipt thereof, all Collections the Seller may receive with respect to any Transferred Receivable.

                  (d) USE OF PROCEEDS. The Seller shall utilize the proceeds of the Purchases made hereunder solely for (i) the purchase of Receivables from the Originators pursuant to the Sale Agreement, (ii) the payment of dividends to its Stockholders, (iii) the payment of administrative fees or Servicing Fees or expenses to the Servicer or routine administrative or operating expenses, in each case only as expressly permitted by and in accordance with the terms of this Agreement and the other Related Documents and (iv) the payment of costs, fees, expenses, indemnities and reimbursements due and owing by the Seller to the extent expressly provided in this Agreement and in the Related Documents.

                  (e) PAYMENT, PERFORMANCE AND DISCHARGE OF OBLIGATIONS.

                      (i) Subject to SECTION 5.01(e)(ii), the Seller shall pay, perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to taxes, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any such amounts shall become past due.

                      (ii) The Seller may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in SECTION 5.01(e)(i); PROVIDED, that (A) adequate reserves with respect to such contest are maintained on the books of the Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) none of the Purchasers or the Administrative Agent has advised the Seller in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect.

                  (f) ERISA AND ENVIRONMENTAL NOTICES. The Seller shall give the Administrative Agent prompt written notice of (i) any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA and (ii) any environmental claims against the Parent, any Originator, any other Domestic Subsidiary of the Parent or the Seller which, individually could reasonably be expected to exceed $500,000 or in the aggregate could reasonably be expected to exceed $1,000,000.

                  (g) BOOKS AND RECORDS. The Seller shall cause its books and Records to be marked as to clearly distinguish Excluded Receivables from Transferred Receivables.

                  Section 5.02. REPORTING REQUIREMENTS OF THE SELLER.

                  (a) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchasers, the Administrative Agent and, in the case of PARAGRAPH (f) therein only, to the Rating Agencies, the financial statements, notices and other information at the times, to the Persons and in the manner set forth in ANNEX 5.02(a).

                  (b) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchasers, the Administrative Agent and the Collateral Agent, Investment Base Certificates in accordance with the provisions of Section 2.03(a).

                  (c) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchaser, the Administrative Agent and the Collateral Agent such other reports, statements and reconciliations with respect to the Investment Base or Seller Collateral as the Purchaser, the Administrative Agent or the Collateral Agent shall from time to time request in its reasonable discretion.

                  (d) The Seller hereby agrees that, from and after the Closing Date until the Termination Date, it shall prepare and deliver all reports, statements and records required to be delivered by it hereunder or under any other Related Document so as to clearly distinguish (i) Excluded Receivables from Transferred Receivables and (ii) Transferred Receivables that are subsequently reconveyed to the appropriate Originator pursuant to Section 4.04 of the Sale Agreement from Transferred Receivables that are not so reconveyed.

                  Section 5.03. NEGATIVE COVENANTS OF THE SELLER. The Seller covenants and agrees that, without the prior written consent of the Purchasers and the Administrative Agent, from and after the Closing Date until the Termination Date:

                  (a) SALE OF STOCK AND ASSETS. The Seller shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its capital Stock (whether in a public or a private offering or otherwise), any Transferred Receivable, Seller Collateral or Invoice with respect thereto or any of its rights with respect to any Lockbox or any Lockbox Account, the Collection Account, the Concentration Account, the Retention Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

                  (b) LIENS. The Seller shall not create, incur, assume or permit to exist (i) any Adverse Claim on or with respect to its Transferred Receivables or (ii) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in SCHEDULE 5.03(b) and other Permitted Seller Encumbrances. In addition, the Seller shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Purchasers as additional collateral for the Seller Secured Obligations, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

                  (c) MODIFICATIONS OF RECEIVABLES, CONTRACTS OR CREDIT AND COLLECTION POLICIES. The Seller shall not, without the prior written consent of the Administrative Agent and, with respect to CLAUSE (ii) only, upon provision of written notice to the Rating Agencies, (i) extend, amend, rescind, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Invoice or other Contract related thereto, PROVIDED, that as long as no Incipient Termination Event or Termination Event has occurred and is continuing, the Seller may authorize the Servicer to (A) extend the maturity or adjust the Outstanding Balance of any Transferred Receivables or amend, modify or waive the terms of any Invoice related thereto, in each case to the extent expressly permitted by the terms of the Credit and Collection Policies, as the Servicer deems appropriate to maximize the Collections thereof and (B) amend any Contract (other than an Invoice) related to a Transferred Receivable, PROVIDED FURTHER, in each case, that such action would not (1) cause any Transferred Receivable which prior to such amendment did not constitute an Eligible Receivable to be an Eligible Receivable, (2) cause any Transferred Receivable which prior to such amendment constituted an Eligible Receivable to cease to be an Eligible Receivable, (3) cause an Incipient Termination Event or a Termination Event to occur or (4) have a material adverse effect on the value or collectibility of, the interests of the Purchasers in, or the security for, any Transferred Receivable, or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies.

                  (d) CHANGES IN INSTRUCTIONS TO OBLIGORS. The Seller shall not make any change in its instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables without the prior written consent of the Administrative Agent.

                  (e) CAPITAL STRUCTURE AND BUSINESS. The Seller shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on SCHEDULE 4.01(h), including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, (iii) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of the Administrative Agent, or (iv) amend its certificate or articles of incorporation or bylaws. The Seller shall not engage in any business other than as provided in its organizational documents and the Related Documents.

                  (f) MERGERS, SUBSIDIARIES, ETC. The Seller shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, convey, transfer, lease or otherwise dispose of, all (or substantially all) of its assets (whether now owned or hereafter acquired) to, or acquire all (or substantially all) of the assets or capital Stock or other ownership interests of, or otherwise combine with or acquire, any Person (whether in one transaction or in a series of transaction) other than dispositions of accounts receivable and related assets as contemplated by this Agreement.

                  (g) SALE CHARACTERIZATION; SALE AGREEMENT. The Seller shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by the Sale Agreement (including for accounting, tax and reporting purposes) in any manner other than as a true sale and absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Receivables by the Originators to the Seller.

                  (h) RESTRICTED PAYMENTS. The Seller shall not enter into any lending transaction with any other Person. The Seller shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Stock, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Seller's Stock if, after giving effect to any such advance or distribution, a Purchase Excess, Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

                  (i) DEBT. The Seller shall not create, incur, assume or permit to exist any Debt, except (i) Debt of the Seller to any Affected Party, Originator, Indemnified Person, the Servicer or any other Person in each case expressly permitted by this Agreement or any other Related Document, (ii) accrued or deferred taxes, and (iii) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                  (j) PROHIBITED TRANSACTIONS. The Seller shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

                  (k) INVESTMENTS. Except as otherwise expressly permitted hereunder or under the other Related Documents, the Seller shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Stockholder, director, officer or employee of the Seller, the Parent or any of the Parent's other Subsidiaries or Affiliates, through the direct or indirect lending of money, holding of securities or otherwise, except with respect to Transferred Receivables and Permitted Investments.

                  (l) COMMINGLING. The Seller shall not deposit or permit the deposit of any funds that (i) do not constitute Collections of Transferred Receivables or (ii) constitute Collections of Excluded Receivables, into any Lockbox or Lockbox Account or the Concentration Account. If such funds are nonetheless deposited into a Lockbox or Lockbox Account or the Concentration Account, the Seller shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly remit any such amounts to the applicable Originator.

                  (m) ERISA. The Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

                  (n) RELATED DOCUMENTS. The Seller shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Administrative Agent.

                  (o) BOARD POLICIES. The Seller shall not modify the terms of any policy or resolutions of its board of directors if such modification could have or result in a Material Adverse Effect.

                  (p) PURCHASE OF RECEIVABLES. The Seller shall not, directly or indirectly, purchase any accounts receivables from any Person (other than the Originators pursuant to the terms of the Sale Agreement) without the express written consent of the Administrative Agent.

                                  ARTICLE VI.

                          COLLECTIONS AND DISBURSEMENTS

                  Section 6.01. ESTABLISHMENT OF ACCOUNTS.

                  (a) THE LOCKBOX ACCOUNTS.

                      (i) The Seller has established with each Lockbox Account Bank one or more Lockbox Accounts. The Seller has established the Concentration Account with the Concentration Account Bank. The Seller agrees that the Administrative Agent shall have exclusive dominion and control of each Lockbox Account and the Concentration Account and all monies, instruments and other property from time to time on deposit therein. The Seller shall not make or cause to be made, or have any ability to make or cause to be made, any withdrawals from any Lockbox Account except as provided in SECTION 6.01(b)(ii).

                      (ii) The Seller and the Servicer have instructed all existing Obligors of Transferred Receivables, and shall instruct all future Obligors of such Transferred Receivables, to make payments in respect thereof only (A) by check or money order mailed to one or more lockboxes or post office boxes under the control of the Administrative Agent (each a "LOCKBOX" and collectively the "LOCKBOXES") or (B) by wire or interbank transfer or moneygram directly to a Lockbox Account.
         SCHEDULE 4.01(r) lists all Lockboxes and all Lockbox Account Banks at which the Seller maintains Lockbox Accounts as of the Closing Date, and such schedule correctly identifies (1) with respect to each such Lockbox Account Bank, the name, address and telephone number thereof,
         (2) with respect to each Lockbox Account, the name in which such account is held and the complete account number therefor, and (3) with respect to each Lockbox, the lockbox number and address thereof. The Seller and the Servicer shall endorse, to the extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in the Lockbox Account, in the form so received (with all necessary endorsements), on the first Business Day after the date of receipt thereof. In addition, each of the Seller and the Servicer shall deposit or cause to be deposited into a Lockbox Account or the Concentration Account all cash, checks, money orders or other proceeds of Transferred Receivables or Seller Collateral received by it other than in a Lockbox or a Lockbox Account, in the form so received (with all necessary endorsements), not later than the close of business on the second Business Day following the date of receipt thereof, and until so deposited all such items or other proceeds shall be held in trust, as trustee, for the benefit of the Collateral Agent. Neither the Seller nor the Servicer shall make any deposits into a Lockbox or any Lockbox Account except in accordance with the terms of this Agreement or any other Related Document.

                      (iii) If, for any reason, a Lockbox Account Agreement terminates or any Lockbox Account Bank fails to comply with its obligations under the Lockbox Account Agreement to which it is a party, then the Seller shall promptly notify all Obligors of Transferred Receivables who had previously been instructed to make any payments to a Lockbox Account maintained at any such Lockbox Account Bank to make all future payments to a new Lockbox Account in accordance with this
         SECTION 6.01(a)(iii). The Seller shall not close any such Lockbox Account unless it shall have (A) received the prior written consent of the Administrative Agent, (B) established a new account with the same Lockbox Account Bank or with a new depositary institution satisfactory to the Administrative Agent, (C) entered into an agreement covering such new account with such Lockbox Account Bank or with such new depositary institution substantially in the form of such Lockbox Account Agreement or that is satisfactory in all respects to the Administrative Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Lockbox Account, such new agreement shall become a Lockbox Account Agreement and any new depositary institution shall become a Lockbox Account
         Bank), and (D) taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Lockbox Account to the Purchaser under SECTION 8.01 of this Agreement. Notwithstanding the foregoing, if the Lockbox Account Agreement for any Specified Obligor Lockbox is terminated on or after the Exclusion Date in accordance with the written consent of the Administrative Agent, no new Lockbox Account Agreement nor new Lockbox Account for such Specified Obligor Lockbox need be established. Except as permitted by this SECTION 6.01(a), neither the Seller nor the Servicer shall open any new Lockbox or Lockbox Account without the prior written consent of the Administrative Agent.

                       (iv) SCHEDULE 4.01(r) correctly identifies the Concentration Account, the name, address and telephone number of the Concentration Account Bank, and the name in which the Concentration Account is held and the complete account number therefor. If, for any reason, the Lockbox Account Agreement applicable to the Concentration Account terminates or the Concentration Account Bank fails to comply with its obligations under such Lockbox Account Agreement, then the Administrative Agent may direct the Lockbox Account Banks to forward all Collections received in the Lockbox Accounts to the Collection Account. The Seller shall not close the Concentration Account unless it shall have (A) received the prior written consent of the Administrative Agent, (B) established a new account with the same Concentration Account Bank or with a new depositary institution satisfactory to the Administrative Agent, (C) entered into an agreement covering such new account with such Concentration Account Bank or with such new depositary institution substantially in the form of a Lockbox Account Agreement or that is satisfactory in all respects to the Administrative Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Concentration Account, such new agreement shall become a Lockbox Account Agreement and any new depositary institution shall become a Concentration Account
         Bank), and (D) taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Concentration Account to the Purchaser under SECTION 8.01 of this Agreement. Except as permitted by this SECTION 6.01(a), neither the Seller nor the Servicer shall open any Concentration Account without the prior written consent of the Administrative Agent.

                      (v) Pursuant to SECTION 6.02, the Seller shall instruct each Lockbox Account Bank to transfer, and the Seller hereby grants the Administrative Agent the authority to instruct each such Lockbox Account Bank to transfer, on each Business Day in same day funds, all available funds in each Lockbox Account to the Concentration Account.

                  (b) COLLECTION ACCOUNT.

                      (i) The Purchasers have established and shall maintain the Collection Account with the Depositary. The Collection Account shall be registered in the name of the Administrative Agent and the Administrative Agent shall, subject to the terms of this Agreement, have exclusive dominion and control thereof and of all monies, instruments and other property from time to time on deposit therein.

                      (ii) Pursuant to SECTION 6.02, the Seller shall instruct the Concentration Account Bank to transfer, and the Seller hereby grants the Administrative Agent the authority to instruct each such Concentration Account Bank to transfer, no later than 11:00 a.m.
         (New York time) on each Business Day in same day funds, all available funds in the Concentration Account to the Collection Account. The Purchasers and the Administrative Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as proceeds of the Transferred Receivables. On each Business Day prior to the Facility Termination Date the Administrative Agent shall instruct and cause the Depositary (which instruction may be in writing or by telephone confirmed promptly thereafter in writing) to release funds on deposit in the Collection Account in the order of priority set forth in SECTION 6.03. On

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

         each Business Day from and after the Facility Termination Date the Administrative Agent shall apply all amounts when received in the Collection Account in the order of priority set forth in SECTION 6.05.

                     (iii) If, for any reason, the Depositary wishes to resign as depositary of the Collection Account or fails to carry out the instructions of the Administrative Agent, then the Administrative Agent shall promptly notify the Purchasers. Neither the Purchasers nor the Administrative Agent shall close the Collection Account unless (A) a new deposit account has been established with the Depositary or a new depository institution, (B) the Purchasers and the Administrative Agent have entered into an agreement covering such new account with such depositary institution satisfactory in all respects to the Administrative Agent (whereupon such new account shall become the Collection Account for all purposes of this Agreement and the other Related Documents), and (C) the Purchasers and the Administrative Agent have taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Collection Account to the Administrative Agent on behalf of the Purchasers and to the Collateral Agent on behalf of the Conduit Purchaser under the Collateral Agent Agreement.

                  (c) RETENTION ACCOUNT. (i) The Administrative Agent has established and shall maintain the Retention Account with the Depositary. The Retention Account shall be registered in the name of the Administrative Agent and the Administrative Agent shall, subject to the terms of this Agreement, have exclusive dominion and control thereof and of all monies, instruments and other property from time to time on deposit therein.

                     (ii) If, for any reason, the Depositary wishes to resign as depositary of the Retention Account or fails to carry out the instructions of the Administrative Agent, then the Administrative Agent shall promptly notify the Purchasers. Neither the Purchasers nor the Administrative Agent shall close the Retention Account unless (A) a new deposit account has been established with the Depositary or a new depository institution, (B) the Purchasers and the Administrative Agent have entered into an agreement covering such new account with such depositary institution satisfactory in all respects to the Administrative Agent (whereupon such new account shall become the Retention Account for all purposes of this Agreement and the other Related Documents), and (C) the Purchasers and the Administrative Agent have taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Retention Account to the Administrative Agent on behalf of the Purchasers and to the Collateral Agent on behalf of the Conduit Purchaser under the Collateral Agent Agreement.

                  Section 6.02. FUNDING OF COLLECTION ACCOUNT.

                  (a) As soon as practicable, and in any event no later than 11:00 a.m. (New York time) on each Business Day:

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

                      (i) the Administrative Agent shall transfer or cause to be transferred, to the extent then available, all Collections deposited in any Lockbox Account prior to such Business Day to the Concentration Account and all amounts subsequently on deposit in the Concentration Account to the Collection Account;

                      (ii) the Applicable Purchaser or the Administrative Agent shall deposit in the Collection Account the amount, if any, required pursuant to SECTION 2.04(B)(I);

                      (iii) if, on the immediately preceding Business Day, the Administrative Agent shall have notified the Seller of any Purchase Excess, then the Seller shall deposit cash in the amount of such Purchase Excess in the Collection Account;

                      (iv) if on such Business Day the Seller is required to make other payments under this Agreement not previously retained out of Collections (including Additional Amounts and Indemnified Amounts as to which any Indemnified Person has made a demand on the Seller and which remain unpaid for five (5) or more Business Days), then the Seller shall deposit an amount equal to such payments in the Collection Account;

                      (v) if, on the immediately preceding Business Day, any Originator has repurchased a Transferred Receivable pursuant to SECTION
         4.04 of the Sale Agreement or made a payment as a result of any Dilution Factors pursuant to SECTION 4.02(O) of the Sale Agreement, then the Seller shall deposit in the Collection Account cash in the amount so received from such Originator for such contribution or for such repurchase or payment;

                      (vi) the Servicer shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Servicer elects to pay pursuant to SECTION 7.04; AND

                      (vii) the Seller shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Seller elects to pay pursuant to SECTION 8.06(D).

                  (b) If, on or before the second Business Day immediately preceding any Settlement Date, the Administrative Agent shall have notified the Seller of any Retention Account Deficiency pursuant to SECTION 6.04(B), then the Seller shall deposit cash in the amount of such deficiency in the Collection Account no later than 11:00 a.m. (New York time) on such Settlement Date.

                  (c) From and after the Facility Termination Date, the Administrative Agent shall transfer all amounts on deposit in the Retention Account as of that date to the Collection Account.

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

                  Section 6.03. DAILY DISBURSEMENTS FROM THE COLLECTION ACCOUNT; REVOLVING PERIOD. On each Business Day no later than 1:00 p.m. (New York time) during the Revolving Period, and following the transfers made pursuant to
SECTION 6.02, the Administrative Agent shall disburse an amount equal to the product of (1) the Purchaser Interest and (2) the amount of all Collections then on deposit in the Collection Account and its related subaccounts in the following priority:

                  (a) (x) prior to the occurrence of a Committed Purchaser Funding Event, to the Retention Account or (y) after the occurrence of a Committed Purchaser Funding Event, to the Administrative Agent:

                      (i) an amount equal to any Retention Account Deficiency, FIRST from amounts deposited pursuant to SECTION 6.02(B) and SECOND from Collections then on deposit in the Collection Account; and

                      (ii) an amount equal to the sum of:

                           (A)      Daily Yield;

                           (B) the Yield Shortfall as of the close of business on the immediately preceding Business Day;

                           (C) the Investor Portion of the Servicing Fee (calculated assuming that the Servicing Fee Rate is the applicable rate); PROVIDED, HOWEVER, that if the Parent, or any Affiliate of the Parent, is the Servicer, then such amount will not be deposited in the Retention Account on such day but the Seller shall pay the Servicing Fee in accordance with the provisions of SECTION 7.05(B);

                           (D) the Investor Portion of the Servicing Fee Shortfall as of the close of business on the immediately preceding Business Day; PROVIDED, HOWEVER, that if the Parent, or any Affiliate of the Parent, is the Servicer, then such amount will not be deposited in the Retention Account on such day but the Seller shall pay the Servicing Fee in accordance with the provisions of
                                    SECTION 7.05(B);

                           (E)      the Unused Commitment Fee for such day;

                           (F) the Unused Commitment Fee Shortfall as of the close of business on the immediately preceding Business Day; and

                           (G) any Additional Amounts or Indemnified Amounts as to which any Indemnified Person has made a demand on the

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

                                    Seller and which remain unpaid for five (5) or more Business Days;

                  (b) to the Purchasers:

                      (i) an amount equal to any Purchase Excess to be applied in reduction of Capital Investment, to the Purchasers ratably based on the amount of their respective Capital Investments;

                      (ii) an amount equal to the deposits made in the Collection Account pursuant to SECTION 6.02(A)(IV) and not otherwise disbursed pursuant to SECTION 6.03(A), to be disbursed ratably based on the amounts owed to the applicable Purchasers;

                      (iii) if, pursuant to a Repayment Notice, the Seller has requested a reduction of the Capital Investment of the Purchasers, then to the Purchasers, ratably based on the amount of their respective Capital Investments, the lesser of (A) the amount of such requested reduction of Capital Investment and (B) the balance remaining on deposit in the Collection Account;

                  (c) to the Seller Account, the balance of any amounts remaining in the Collection Account after making the foregoing disbursements.

                  Section 6.04. DISBURSEMENTS FROM THE RETENTION ACCOUNT; SETTLEMENT DATE PROCEDURES; REVOLVING PERIOD.

                  (a) During the Revolving Period, (x) on each Settlement Date prior to the occurrence of a Committed Purchaser Funding Event and (y) on each Business Day on and after the occurrence of a Committed Purchaser Funding Event, the amounts on deposit in the Retention Account or transferred to the Administrative Agent pursuant to SECTION 6.03(A) shall be disbursed or retained by the Administrative Agent in the following priority:

                      (i) to the applicable Purchasers (or, if applicable, any Indemnified Person or Affected Party), an amount equal to:

                          (A) if such Settlement Date occurs on or prior to the
                  occurrence of a Committed Purchaser Funding Event, an amount equal to:

                                    (1) the accrued and unpaid Accrued Monthly
                           Yield as of the end of the immediately preceding Settlement Period;

                                    (2) the accrued and unpaid Unused Commitment
                           Fee as of the end of the immediately preceding Settlement Period;

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


                                    (3) all Additional Amounts incurred and
                           payable to any Affected Party as of the end of the immediately preceding Settlement Period;

                                    (4) all other amounts accrued and payable
                           under this Agreement (including Indemnified Amounts incurred and payable to any Indemnified Person) as of the end of the immediately preceding Settlement Period to the extent not already transferred pursuant to SECTION 6.03(B)(II).

                                    (5) if a Purchase Excess exists on such
                           date, an amount equal to such excess to the extent not already transferred pursuant to SECTION 6.03(B)(I), to be applied in reduction of Capital Investment;

                          (B) if such Business Day occurs after the occurrence
                  of a Committed Purchaser Funding Event, an amount equal to:

                                    (1) the accrued and unpaid Daily Yield as of
                           such date;

                                    (2) the accrued and unpaid Unused Commitment
                           Fee as of such date;

                                    (3) all Additional Amounts as to which any
                           Affected Party has made a demand on the Seller and which remain unpaid for five (5) or more Business Days;

                                    (4) all other amounts accrued and payable
                           under this Agreement (including Indemnified Amounts as to which any Indemnified Person has made a demand on the Seller and which remain unpaid for five (5) or more Business Days to the extent not already transferred pursuant to SECTION 6.03(B)(II).

                                    (5) if a Purchase Excess exists on such
                           date, an amount equal to such excess to the extent not already transferred pursuant to SECTION 6.03(B)(I), to be applied in reduction of Capital Investment;

                      (ii) to the extent any funds have been deposited in the Retention Account in accordance with SECTION 6.03(A)(II)(C) and (D), to the Servicer or the Successor Servicer, as applicable, on behalf of the Seller, an amount equal to the accrued and unpaid Investor Portion of the Servicing Fee or Successor Servicing Fees and Expenses as of (x) the end of the immediately preceding Settlement Period (if such Settlement Date occurs on or prior to the occurrence of a Committed Purchaser Funding Event) or (y) such date (if such date occurs after the occurrence of a Committed

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

         Purchaser Funding Event); PROVIDED, however, that any such amount shall be paid net of any amounts paid, or that should have been paid, as provided in SECTION 7.05(B);

                      (iii) to be retained in the Retention Account, if such Settlement Period occurs prior to the occurrence of a Committed Purchaser Funding Event, an amount equal to the Accrued Monthly Yield, Accrued Unused Commitment Fee and, to the extent any funds have been deposited in the Retention Account pursuant to SECTIONS 6.03(A)(II)(C) and (D), Accrued Servicing Fee as of such date; and

                      (iv) to the Seller Account, the balance of any funds remaining in the Collection Account after retaining or disbursing the foregoing amounts (and, prior to the occurrence of a Committed Purchaser Funding Event, the Administrative Agent shall also transfer to the Seller Account on such date any and all interest earned on, and paid by the Depository with respect to, any funds on deposit in the Retention Account during the preceding Settlement Period).

                  (b) No later than the second Business Day immediately preceding each Settlement Date, the Administrative Agent shall determine and notify the Seller of any Retention Account Deficiency for the preceding Settlement Period, and the Seller shall deposit cash in the amount of such Retention Account Deficiency to the Collection Account pursuant to SECTION 6.02(B).

                  Section 6.05. LIQUIDATION SETTLEMENT PROCEDURES. On each Business Day from and after the Facility Termination Date until the Termination Date, the Administrative Agent shall, as soon as practicable, transfer all amounts then on deposit in the Retention Account to the Collection Account and shall transfer all amounts in the Collection Account (including amounts transferred from the Retention Account pursuant to SECTION 6.02(C) and amounts which are not allocable to the Purchaser Interests) in the following priority:

                  (a) if an Event of Servicer Termination has occurred and a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with SECTION 11.02, then to the Successor Servicer an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

                  (b) to the Purchasers, ratably, an amount equal to accrued and unpaid Daily Yield through and including the date of maturity (if any) of the Commercial Paper (or other funding source) maintaining the Capital Investment;

                  (c) to the Purchasers, an amount equal to the unpaid Capital Investment;

                  (d) to the Administrative Agent, an amount equal to accrued and unpaid Unused Commitment Fees;

                  (e) pro rata to all Additional Amounts incurred and payable to any Affected Party and Indemnified Amounts incurred and payable to any Indemnified Person; and

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

                  (f) if an Event of Servicer Termination shall not have occurred, to the Servicer in an amount equal to the accrued and unpaid Servicing Fee; and

                  (g) to the Seller Account, the balance of any funds remaining in the Collection Account after payment in full of all other amounts set forth in this SECTION 6.05.

                  Section 6.06. INVESTMENT OF FUNDS IN ACCOUNTS. To the extent uninvested amounts are on deposit in the Retention Account on any given day during the Revolving Period, the Administrative Agent shall invest all such amounts in Permitted Investments selected by the Administrative Agent that mature no later than the immediately succeeding Settlement Date. From and after the Facility Termination Date, any investment of such amounts shall be solely at the discretion of the Administrative Agent, subject to the restrictions described above. All proceeds of any such investment shall be deposited upon receipt into the Retention Account.

                  Section 6.07. TERMINATION PROCEDURES.

                  (a) On the earlier of (i) the first Business Day after the Facility Termination Date on which the Capital Investment has been reduced to zero or (ii) the Final Purchase Date, if the obligations to be paid pursuant to
SECTION 6.05 have not been paid in full, the Seller shall immediately deposit in the Collection Account an amount sufficient to make such payments in full.

                  (b) On the Termination Date, all amounts on deposit in the Collection Account and the Retention Account shall be disbursed to the Seller and all ownership interests or Liens of the Purchasers in and to all Transferred Receivables and all Liens of the Purchasers and the Administrative Agent in and to the Seller Collateral shall be released by each Purchaser and the Administrative Agent. Such disbursement shall constitute the final payment to which the Seller is entitled pursuant to the terms of this Agreement.

                  (c) Seller acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the written consent of Administrative Agent and agrees that it will not do so without the prior written consent of Administrative Agent, subject to Seller's rights under Section 9-509(d)(2) of the UCC.

                                  ARTICLE VII.

                               SERVICER PROVISIONS

                  Section 7.01. APPOINTMENT OF THE SERVICER. Each of the Conduit Purchaser and the Committed Purchaser hereby appoints the Servicer as its agent, and the Seller hereby acknowledges such appointment, to service the Transferred Receivables and enforce its rights and interests in and under each Transferred Receivable and Contract therefor and the Seller Collateral and to serve in such capacity until the termination of its responsibilities pursuant to SECTIONS 9.02 or 11.01. In connection therewith, the Servicer hereby accepts such appointment and agrees to perform the duties and obligations set forth herein. The Servicer may, with the prior written consent of each Purchaser and the Administrative Agent, subcontract with a Sub-Servicer for the collection, servicing or administration of the Transferred Receivables; PROVIDED, that (a) the Servicer shall remain liable for the performance of the duties and obligations of such Sub-Servicer pursuant to the terms hereof and (b) any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Transferred Receivables involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Purchasers and the Administrative Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer. Subject to compliance with the proviso set forth in the immediately preceding sentence, each of the Purchasers and the Administrative Agent hereby consent to each Originator acting as a sub-servicer with respect to the Transferred Receivables originated by such Person. Any Sub-Servicing Agreement will be terminated upon any termination or replacement of the Servicer pursuant to SECTIONS 9.02 or 11.01.

                  Section 7.02. DUTIES AND RESPONSIBILITIES OF THE SERVICER. Subject to the provisions of this Agreement, the Servicer shall conduct the servicing, administration and collection of the Transferred Receivables and the Seller Collateral and shall take, or cause to be taken, all actions that (i) may be necessary or advisable to service, administer and collect each Transferred Receivable and the Seller Collateral from time to time, (ii) the Servicer would take if the Transferred Receivables and the Seller Collateral were owned by the Servicer, (iii) are consistent with industry practice for the servicing of such Transferred Receivables and the Seller Collateral and (iv) are in compliance with the provisions of the Credit and Collection Policies.

                  Section 7.03. COLLECTIONS ON RECEIVABLES.

                  (a) In the event that the Servicer is unable to determine the specific Receivables on which Collections have been received from the Obligor thereunder, the parties agree for purposes of this Agreement only that such Collections shall be deemed to have been received on such Receivables in the order in which they were originated with respect to such Obligor. In the event that the Servicer is unable to determine the specific Receivables on which discounts, offsets or other non-cash reductions have been granted or made with respect to the Obligor thereunder, the parties agree for purposes of this Agreement only that such reductions shall be deemed to have been granted or made
(i) prior to a Termination Event, on such Receivables as determined by the Servicer, and (ii) from and after the occurrence of a Termination Event, in the reverse order in which they were originated with respect to such Obligor.

                  (b) If the Servicer determines that amounts unrelated to the Transferred Receivables ("UNRELATED AMOUNTS") have been deposited in the Collection Account, then the Servicer shall provide written evidence thereof to the Purchasers and the Administrative Agent no later than the first Business Day following the day on which the Servicer had actual knowledge thereof, which evidence shall be provided in writing and shall be otherwise satisfactory to each such Affected Party. Upon receipt of any such notice, the Administrative

Agent shall segregate the Unrelated Amounts and the same shall not be deemed to constitute Collections on Transferred Receivables and shall not be subject to the provisions of ARTICLE VI.

                  Section 7.04. AUTHORIZATION OF THE SERVICER. Each of the Conduit Purchaser and the Committed Purchasers hereby authorizes the Servicer, and the Seller acknowledges such authorization, to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Purchaser Interests purchased by such Purchaser hereunder and the pledge of the Conduit's Purchaser Interest by the Conduit Purchaser to the Collateral Agent pursuant to the Collateral Agent Agreement, in the determination of the Servicer, to (a) collect all amounts due under any Transferred Receivable and the Seller Collateral, including endorsing its name on checks and other instruments representing Collections on such Transferred Receivable, and execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to any such Transferred Receivable and (b) after any Transferred Receivable becomes a Defaulted Receivable and to the extent permitted under and in compliance with applicable law and regulations, commence proceedings with respect to the enforcement of payment of any such Transferred Receivable and the Contract therefor and adjust, settle or compromise any payments due thereunder, in each case to the same extent as the applicable Originator could have done if it had continued to own such Transferred Receivable. Each Originator, the Seller, the Administrative Agent and each Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding anything to the contrary contained herein, the Purchasers and the Administrative Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is the Parent or otherwise) (i) to commence or settle any legal action to enforce collection of any Transferred Receivable or (ii) to foreclose upon, repossess or take any other action that the Administrative Agent deems necessary or advisable with respect thereto; PROVIDED, that in lieu of commencing any such action or taking other enforcement action, the Servicer may, at its option, elect to (x) deposit an amount equal to the Outstanding Balance for such Transferred Receivable into the Collection Account or (y) replace such Transferred Receivable with an Eligible Receivable(s) of equal or greater amount to the Capital Investment with respect to the Purchasers' Purchaser Interest in such Transferred Receivable. In no event shall the Servicer be entitled to make any Affected Party a party to any Litigation without such Affected Party's express prior written consent, or to make the Seller a party to any Litigation without the Administrative Agent's consent.

                  Section 7.05. SERVICING FEES. (a) As compensation for its servicing activities and as reimbursement for its reasonable expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees in accordance with SECTIONS 6.04 and 6.05. The Servicer shall be required to pay for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees.

                  (b) For any period that the Parent or any Affiliate of the Parent is the Servicer, the Seller agrees that it shall pay to the Servicer on each Settlement Date the applicable Servicing Fee, to the extent of funds available to the Seller on such Settlement Date. The Seller agrees that it will pay the Servicing Fee to the Servicer prior to using any funds available to it on such Settlement Date for any other purpose, including, without limitation, the purchase of additional Receivables. If the Seller does not have sufficient funds available to so pay the Servicing Fee in full on any Settlement Date, the shortfall shall be paid on the next Business Day on which the Seller does have available funds but only to the extent that funds are then available to the Seller in accordance with the provisions of ARTICLE VI. The Servicer waives any right it has or may at any time have to demand payment and/or take any action to or in furtherance of payment of any shortfall in the payment of the Servicing Fee and agrees that it shall not have a "claim" under Section 101(5) of the Bankruptcy Code for the payment of any such shortfall, except for, and only to the extent of, any excess available funds, as described above.

                  Section 7.06. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. To induce the Purchasers to purchase the Purchaser Interests and the Administrative Agent to take any action required to be performed by it hereunder, the Servicer represents and warrants to the Purchasers and the Administrative Agent, which representation and warranty shall survive the execution and delivery of this Agreement:

                  (a) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Servicer (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, the state of Ohio (which is the Servicer's only state of incorporation); (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification except where such failure to be so qualified is not reasonably likely to result in a Material Adverse Effect; (iii) has the requisite corporate power and authority and the legal right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct except where such failure to obtain such licenses, permits, consents or approvals is not reasonably likely to result in a Material Adverse Effect; (v) is in compliance with its charter and bylaws; and
(vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) CORPORATE POWER, AUTHORIZATION, ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by the Servicer of this Agreement and the other Related Documents to which it is a party and, solely with respect to CLAUSE (VII) below, the exercise by each of the Seller, the Purchasers or the Administrative Agent of any of its rights and remedies under any Related Document to which it is a party: (i) are within the Servicer's corporate power;
(ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of the Servicer's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Servicer is a party or by which the Servicer or any of the property of the Servicer is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Servicer; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in
SECTION 3.01(B), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents to which the Servicer is a party shall have been duly executed and delivered by the Servicer and on the Closing Date each such Related Document shall then constitute a legal, valid and binding obligation of the Servicer enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and by general principles of equity.

                  (c) NO LITIGATION. No Litigation is now pending or, to the knowledge of the Servicer, threatened against the Servicer that (i) challenges the Servicer's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or Seller Collateral or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Servicer and that, if so determined, could have a Material Adverse Effect.

                  (d) FULL DISCLOSURE. As of the dates specified therein (or, if no such dates are specified, as of the date furnished or delivered), no information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Servicer to either Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                  (e) OTHER REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Servicer (whether made by the Servicer in its capacity as an Originator or as the Servicer) contained in any Related Document is true and correct and, if made by the Servicer in its capacity as an Originator, applies with equal force to the Servicer in its capacity as Servicer.

                  Section 7.07. COVENANTS OF THE SERVICER. The Servicer covenants and agrees that from and after the Closing Date and until the Termination Date:

                  (a) OWNERSHIP OF TRANSFERRED RECEIVABLES. The Servicer shall identify the Transferred Receivables clearly and unambiguously in its Servicing Records to reflect that such

Transferred Receivables have been sold to the Seller and that interests therein have been transferred to the Purchasers by marking each Servicing Record with the following legend: "The accounts receivable and other obligations set forth herein, together with certain related property interests, have been sold to Eagle-Picher Funding Corporation, and interests therein have been further transferred to certain purchasers for whom General Electric Capital Corporation acts as agent." The Servicer shall maintain its books and records so as to clearly distinguish Excluded Receivables from Transferred Receivables.

                  (b) COMPLIANCE WITH CREDIT AND COLLECTION POLICIES; TRANSFERRED RECEIVABLES AND CONTRACTS. The Servicer shall comply in all respects with the Credit and Collection Policies and with the terms of each Transferred Receivable and any Invoice with respect thereto. The Servicer shall not amend, waive or modify any term or provision of the Credit and Collection Policies without the prior written consent of the Administrative Agent. The Servicer will comply with the terms of each Contract (other than Invoices) except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

                  (c) COVENANTS IN OTHER RELATED DOCUMENTS. The Servicer shall perform, keep and observe all covenants applicable to it in its capacity as an Originator under the Sale Agreement and the other Related Documents (including those covenants set forth in SECTIONS 4.02 and 4.03 of the Sale Agreement) and the Servicer hereby agrees to be bound by such covenants in its capacity as Servicer hereunder for the benefit of the Purchasers and the Administrative Agent as if the same were set forth in full herein.

                  Section 7.08. REPORTING REQUIREMENTS OF THE SERVICER. The Servicer hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchasers and the Administrative Agent the financial statements, notices, and other information at the times, to the Persons and in the manner set forth in ANNEX 5.02(A). The Servicer hereby agrees that it shall prepare and deliver all reports, statements and records required to be delivered by it hereunder or under any other Related Document so as to clearly distinguish Excluded Receivables from Transferred Receivables.

                                 ARTICLE VIII.

                           GRANT OF SECURITY INTERESTS

                  Section 8.01. SELLER'S GRANT OF SECURITY INTEREST. The parties hereto intend that each Purchase of Purchaser Interests to be made hereunder shall constitute a purchase and sale of undivided percentage ownership interests in the Transferred Receivables and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by any Purchaser or the Administrative Agent hereunder, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law. In such regard and, in any event, to secure the prompt and complete payment, performance and observance of all Seller Secured Obligations, and to induce the Administrative Agent, the Conduit Purchaser and the Committed Purchaser to enter into this Agreement and perform the obligations required to be performed by it hereunder in accordance with the terms and conditions thereof, the Seller hereby grants, assigns, conveys, pledges, hypothecates and transfers to the Administrative Agent, for the benefit of itself, the Conduit Purchaser and the Committed Purchaser, a Lien upon and security interest in all of its right, title and interest in, to and under, but none of its obligations arising from, the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Seller (including under any trade names, styles or derivations of the Seller), and regardless of where located (all of which being hereinafter collectively referred to as the "SELLER COLLATERAL"):

                  (a) all Transferred Receivables, Invoices related thereto and Collections thereon;

                  (b) the Sale Agreement, all Lockbox Account Agreements and all other Related Documents now or hereafter in effect relating to the purchase, servicing or processing of Receivables (collectively, the "SELLER ASSIGNED AGREEMENTS"), including (i) all rights of the Seller to receive moneys due and to become due thereunder or pursuant thereto, (ii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all claims of the Seller for damages or breach with respect thereto or for default thereunder and (iv) the right of the Seller to amend, waive or terminate the same and to perform and to compel performance and otherwise exercise all remedies thereunder;

                  (c) all of the following (collectively, the "SELLER ACCOUNT COLLATERAL"):

                      (i) all deposit accounts, including the Lockbox Accounts, the Concentration Account, the Lockboxes, and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing any deposit account, the Lockbox Accounts, the Concentration Account, the Lockboxes or such funds,

                      (ii) the Collection Account, the Retention Account and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Retention Account or such funds,

                      (iii) all Investments from time to time of amounts in the Collection Account and the Retention Account, and all certificates, instruments and investment property, if any, from time to time representing or evidencing such Investments,

                      (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by any Purchaser or any assignee or agent on behalf of any Purchaser in substitution for or in addition to any of the then existing Seller Account Collateral, and

                      (v) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Seller Account Collateral;

                  (d) all other property that may from time to time hereafter be granted and pledged by the Seller or by any Person on its behalf under this Agreement, including any deposit with any Purchaser or the Administrative Agent of additional funds by the Seller; and

                  (e) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and profits of, each of the foregoing Seller Collateral (including proceeds that constitute property of the types described in SECTIONS 8.01(A) through (D).

                  Section 8.02. SELLER'S CERTIFICATION. The Seller hereby certifies that (a) the benefits of the representations, warranties and covenants of each Originator made to the Seller under the Sale Agreement have been assigned by the Seller to the Administrative Agent on behalf of the Purchasers hereunder and, accordingly, any payments received or to be received by the Seller under the Sale Agreement as a result of the breach of a representation, warranty or covenant or as an indemnification payment shall be paid to the Administrative Agent hereunder, and (b) the Sale Agreement provides that the representations, warranties and covenants described in SECTIONS 4.01, 4.02 and
4.03 thereof, the rights and remedies contained in SECTIONS 4.02(O) and 4.04, the indemnification and payment provisions of ARTICLE V thereof and the provisions of SECTIONS 4.03(J), 8.12 and 8.14 thereof shall survive the sale of the Transferred Receivables (and undivided percentage ownership interests therein) and the termination of the Sale Agreement and this Agreement. The Seller hereby acknowledges that the Conduit Purchaser has assigned to the Collateral Agent under the Collateral Agent Agreement the benefits of the representations, warranties and covenants certified in this SECTION 8.02(A) to have been assigned to the Conduit Purchaser.

                  Section 8.03. CONSENT TO ASSIGNMENT. Each of the Seller and the Servicer acknowledges and consents to the grant by the Conduit Purchaser to the Collateral Agent pursuant to the Collateral Agent Agreement of a Lien upon all of the Conduit Purchaser's rights, title and interest in, to and under the Seller Collateral and acknowledges the rights of the Collateral Agent hereunder and thereunder and the covenants made by the Conduit Purchaser in favor of the Collateral Agent set forth therein, and further acknowledges and consents that, upon the occurrence and during the continuance of an Incipient Termination Event or a Termination Event prior to a Committed Purchaser Funding Event, the Collateral Agent shall be entitled to enforce the provisions of the Seller Assigned Agreements and shall be entitled to all the rights and remedies of the Conduit Purchaser thereunder. In addition, each of the Seller and the Servicer hereby authorizes the Collateral Agent to rely on the representations and warranties made by it in the Seller Assigned Agreements to which it is a party and in any other certificates or documents furnished by it to any party in connection therewith. Nothing in this SECTION 8.03 shall be deemed to impose any obligation on the Seller or the Servicer to comply with any term or provision of the Collateral Agent Agreement other than to recognize the rights of the Collateral Agent set forth herein.

                  Section 8.04. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Seller Collateral shall be delivered to and held by or on behalf of the

Administrative Agent and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right (a) at any time to exchange certificates or instruments representing or evidencing Seller Collateral for certificates or instruments of smaller or larger denominations and (b) at any time in its discretion following the occurrence and during the continuation of a Termination Event and without notice to the Seller, to transfer to or to register in the name of the Administrative Agent or its nominee any or all of the Seller Collateral. The Seller will, (A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with the legend set forth in SECTION 7.07(A), (B) segregate (from all other receivables then owned or being serviced by the Seller) all contracts relating to each Receivable.

                  Section 8.05. SELLER REMAINS LIABLE. It is expressly agreed by the Seller that, anything herein to the contrary notwithstanding, the Seller shall remain liable under any and all of the Transferred Receivables, the Contracts therefor, the Seller Assigned Agreements and any other agreements constituting the Seller Collateral to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Purchasers, the Administrative Agent, the Collateral Agent and the other Conduit Purchaser Secured Parties shall not have any obligation or liability under any such Receivables, Contracts or agreements by reason of or arising out of this Agreement or the Collateral Agent Agreement or the granting herein or therein of a Lien thereon or the receipt by the Administrative Agent, Purchasers, the Collateral Agent or any Purchaser Secured Party of any payment relating thereto pursuant hereto or thereto. The exercise by any Purchaser or the Administrative Agent of any of its respective rights under this Agreement shall not release any Originator, the Seller or the Servicer from any of their respective duties or obligations under any such Receivables, Contracts or agreements. None of the Purchasers, the Administrative Agent, the Collateral Agent or any of the Conduit Purchaser Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Originator, the Seller or the Servicer under or pursuant to any such Receivable, Contract or agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, Contract or agreement, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                  Section 8.06. COVENANTS OF THE SELLER AND THE SERVICER REGARDING THE SELLER COLLATERAL.

                  (a) OFFICES AND RECORDS. The Seller shall maintain its principal place of business and chief executive office and the office at which it stores its Records at the respective locations specified in SCHEDULE 4.01(B) or, upon 30 days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all action requested by the Administrative Agent pursuant to SECTION 14.15 shall have been taken with respect to the Seller Collateral. Each of the Seller and the Servicer shall, at its own cost and expense, maintain adequate and complete records of the Transferred Receivables and the Seller Collateral, including records of any and all payments received, credits granted and merchandise returned with respect thereto and all other dealings therewith. Each of the Seller and the Servicer shall mark conspicuously with the legend set forth in SECTION 7.07(A) hereof, its books and records, computer tapes, computer disks and credit files pertaining to the Seller Collateral, and its file cabinets or other storage facilities where it maintains information pertaining thereto, to evidence this Agreement and the assignment and Liens granted pursuant to this ARTICLE VIII. Upon the occurrence and during the continuance of a Termination Event, the Seller and the Servicer shall deliver and turn over such books and records to the Administrative Agent or its representatives at any time on demand of the Administrative Agent. Prior to the occurrence of a Termination Event and upon notice from the Administrative Agent, the Seller and the Servicer shall permit any representative of the Administrative Agent to inspect such books and records and shall provide photocopies thereof to the Administrative Agent as more specifically set forth in SECTION 8.06(B).

                  (b) ACCESS. Each of the Seller and the Servicer shall, at its own expense, during normal business hours, from time to time upon one Business Day's prior notice as frequently as the Administrative Agent determines to be appropriate: (i) subject to compliance with applicable insurance, safety and security requirements, provide the Purchasers, the Administrative Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers) and to the Seller Collateral, (ii) permit the Purchasers, the Administrative Agent and any of their respective officers, employees and agents to inspect, audit and make extracts from its books and records, including all Records, (iii) permit the Purchasers or the Administrative Agent and their respective officers, employees and agents to inspect, review and evaluate the Transferred Receivables and the Seller Collateral and (iv) permit the Purchasers or the Administrative Agent and their respective officers, employees and agents to discuss matters (other than legally privileged information) relating to the Transferred Receivables and the Seller Collateral or its performance under this Agreement or the other Related Documents or its affairs, finances and accounts with any of its officers, directors, employees, representatives or agents (in each case, with those persons having knowledge of such matters) and with its independent certified public accountants; all the costs, fees and expenses of each such audit shall be borne by the Servicer as part of the duties and obligations for which it receives the Servicing Fee. If (A) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (B) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems any Purchaser's rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then each of the Seller and the Servicer, at its own expense, shall provide such access at all times and without advance notice and provide the Purchasers or the Administrative Agent with access to its suppliers and customers. Each of the Seller and the Servicer shall make available to the Administrative Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that the Administrative Agent may request. Each of the Seller and the Servicer shall deliver any document or instrument necessary for the Administrative Agent, as the Administrative Agent may from time to time request, to

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

obtain records from any service bureau or other Person that maintains records for the Seller or the Servicer, and shall maintain duplicate records or supporting documentation on media, including computer tapes and disks owned by the Seller or the Servicer.

                  (c) COMMUNICATION WITH ACCOUNTANTS. Each of the Seller and the Servicer authorizes the Purchasers and the Administrative Agent to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to the Purchasers and the Administrative Agent any and all financial statements and other supporting financial documents, schedules and information (other than legally privileged information) relating to the Seller or the Servicer (including copies of any issued management letters required to be submitted to the Administrative Agent pursuant to the Related Documents) with respect to its business, financial condition and other affairs as they relate to the Transferred Receivables, the Seller Collateral and any other matters which relate to events, circumstances or facts which the Administrative Agent reasonably believes may result in, constitute or relate to a Material Adverse Effect.

                  (d) COLLECTION OF TRANSFERRED RECEIVABLES. Except as otherwise provided in this SECTION 8.06(D), the Servicer shall continue to collect or cause to be collected, at its sole cost and expense, all amounts due or to become due to the Seller under the Transferred Receivables, the Seller Assigned Agreements and any other Seller Collateral. In connection therewith, the Seller and the Servicer shall take such action as it, and from and after the occurrence and during the continuance of a Termination Event, the Administrative Agent, may deem necessary or desirable to enforce collection of the Transferred Receivables, the Seller Assigned Agreements and the other Seller Collateral; PROVIDED, that the Seller or the Servicer may, rather than commencing any such action or taking any other enforcement action, at its option, elect to pay to the Administrative Agent, for the account of the Applicable Purchaser (in accordance with its Purchaser Interests), the Outstanding Balance of any such Transferred Receivable by depositing such amount into the Collection Account; PROVIDED FURTHER, that if an Incipient Termination Event or a Termination Event shall have occurred and be continuing, then the Administrative Agent may, without prior notice to the Seller or the Servicer, notify or cause the Servicer to notify any Obligor under any Transferred Receivable or obligors under the Seller Assigned Agreements of the assignment of such Transferred Receivables or Seller Assigned Agreements, as the case may be, to the Administrative Agent on behalf of the Purchasers hereunder and direct that payments of all amounts due or to become due to the Seller thereunder be made directly to the Administrative Agent or any servicer, collection agent or lockbox or other account designated by the Administrative Agent and, upon such notification and at the sole cost and expense of the Seller and the Servicer, the Administrative Agent may enforce collection of any such Transferred Receivable or the Seller Assigned Agreements and adjust, settle or compromise the amount or payment thereof.

                  (e) PERFORMANCE OF SELLER ASSIGNED AGREEMENTS. Each of the Seller and the Servicer shall (i) perform and observe all the terms and provisions of the Seller Assigned Agreements to be performed or observed by it, maintain the Seller Assigned Agreements in full force and effect, enforce the Seller Assigned Agreements in accordance with their terms and take all action as may from time to time be requested by the Administrative Agent in order to accomplish the foregoing, and (ii) upon the request of and as directed by the Administrative Agent, make such demands and requests to any other party to the Seller Assigned Agreements as are permitted to be made by the Seller or the Servicer thereunder.

                                  ARTICLE IX.

                               TERMINATION EVENTS

                  Section 9.01. TERMINATION EVENTS. If any of the following events (each, a "TERMINATION EVENT") shall occur (regardless of the reason therefor):

                  (a) (i) the Seller shall fail to make any payment of any Seller Secured Obligation when due and payable and the same shall remain unremedied for one Business Day or more, (ii) any Originator shall fail to make any payment when due and payable pursuant to the Sale Agreement and the same shall remain unremedied for one Business Day or (iii) the Seller shall fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents (other than any provision embodied in or covered by any other clause of this SECTION 9.01) and the same shall remain unremedied for (i) in the case of delivery of Investment Base Certificates, one (1) Business Day or more, or (ii) otherwise, five (5) Business Days or more, in each case, after written notice thereof shall have been given by the Administrative Agent to the Seller; or

                  (b) (i) any event, default or breach shall occur under any other agreement, document or instrument to which the Seller is a party or by which the Seller or its property is bound which entitles any Person to accelerate any indebtedness of the Seller, or (ii) any event, default or breach shall occur under any other agreement, document or instrument to which any Originator or any Subsidiary of the Parent is a party or by which any Originator or any Subsidiary of the Parent or its property is bound evidencing indebtedness in excess of a principal amount of $1,000,000 (or, solely with respect to that certain loan facility extended by Barclays Bank plc to English Affiliates of the Parent, $5,000,000) and (A) any lender thereunder refuses or declares its intention to refuse to make further advances or other fundings thereunder or (B) all or any portion of such indebtedness is accelerated or (C) such default or breach remains unwaived and uncured for a period of forty-five (45) consecutive calendar days; or

                  (c) a case or proceeding shall have been commenced against the Seller or any Originator seeking a decree or order in respect of any such Person
(i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy, liquidation, insolvency, moratorium, receivership or reorganization law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or

                  (d) the Seller or any Originator shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy, liquidation, insolvency, moratorium, receivership or reorganization law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any corporate action in furtherance of any of the foregoing; or

                  (e) (i) any Originator, the Seller or the Servicer generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Debts as such Debts become due or (ii) the sum of any Originator's or the Seller's liabilities (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured) exceeds the fair market value of its assets; or

                  (f) a final judgment or one or more judgments for the payment of money in excess of $2,500,000 in the aggregate at any time outstanding, net of insurance proceeds, shall be rendered against any Originator or any Affiliate thereof and either (i) enforcement proceedings shall have been commenced with respect to any such judgment or (ii) any such judgement shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay; or

                  (g) a judgment or order for the payment of money shall be rendered against the Seller; or

                  (h) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or (ii) any representation or warranty of any Originator or the Seller herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by or on behalf of such Originator or the Seller to any Affected Party hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; or

                  (i) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any assets of any Originator (other than a Lien (i) limited by its terms to assets other than Receivables and (ii) not materially adversely affecting the financial condition of such Originator or the ability of the Parent to perform as Servicer hereunder); or

                  (j) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any of the assets of the Seller; or

                  (k) the Administrative Agent shall have determined (and so notified the Seller) that any event or condition has occurred since the Closing Date that has had or could reasonably be expected to have or result in a Material Adverse Effect; or

                  (l) (i) a default or breach shall occur under any provision of SECTIONS 4.02(O), 4.04, 5.01 or 8.14 of the Sale Agreement and the same shall remain unremedied for one Business Day or more after the occurrence thereof,
(ii) a default or breach shall occur under any other provision of the Sale Agreement and the same shall remain unremedied for five (5) Business Days or more after written notice thereof shall have been given by the Administrative Agent to the Seller, (iii) a default or breach by the Seller or any Originator of any of the covenants and agreements contained herein and in the Related Documents and the same shall remain unremedied for five (5) Business Days or more after written notice thereof shall have been given by the Administrative Agent to the Seller, (iv) the Seller shall fail to fully comply with its agreements with respect to the Deferred Purchase Price arrangements contained in
SECTION 2.01(C) of the Sale Agreement at any time or (v) the Sale Agreement shall for any reason cease to evidence the transfer to the Seller of the legal and equitable title to, and ownership of, the Transferred Receivables; or

                  (m) except as otherwise expressly provided herein, any Lockbox Account Agreement or the Sale Agreement shall have been modified, amended or terminated without the prior written consent of the Purchasers and the Administrative Agent; or

                  (n) an Event of Servicer Termination shall have occurred; or

                  (o) (i) with respect to the Transferred Receivables, (A) prior to the Purchase of Purchaser Interests therein hereunder, the Seller shall cease to hold valid and properly perfected title to and sole record and beneficial ownership in such Transferred Receivables or (B) after the Purchase of Purchaser Interests hereunder, (1) the Administrative Agent (on behalf of the Purchasers) shall cease to hold either (a) valid and properly perfected title to and sole record and beneficial ownership in the related Transferred Receivables or (b) a first priority, perfected Lien in the related Transferred Receivables or any of the Seller Collateral; or

                  (p) a Change of Control shall occur; or

                  (q) the Seller shall amend its bylaws or its certificate or articles of incorporation without the express prior written consent of the Purchasers and the Administrative Agent; or

                  (r) (i) the Default Ratio shall exceed five percent (5%); (ii) the Delinquency Ratio shall exceed six percent (6%); (iii) the Dilution Trigger Ratio shall exceed six percent (6%); (iv) the Receivables Collection Turnover shall exceed sixty-five (65) days; or (v) the Net Worth Percentage shall be less than five percent (5%); or

                  (s) any material provision of any Related Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Originator or the

Seller shall challenge the enforceability of any Related Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Related Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

                  (t) for any period of five consecutive Business Days, either
(i) the Seller Capital shall be less than the Minimum Seller Capitalization or
(ii) on and after the ninetieth day following the Closing Date, the Deferred Purchase Price shall be greater than the Maximum Deferred Purchase Price; or (u) the Seller shall have received capital contributions in an aggregate amount in excess of the maximum amount permitted under the terms of the Indenture;

then, and in any such event, the Administrative Agent shall, at the request of, or may, with the consent of, the Purchaser or the Administrative Agent, by notice to the Seller, declare the Facility Termination Date to have occurred without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; PROVIDED, that the Facility Termination Date shall automatically occur (i) upon the occurrence of any of the Termination Events described in SECTIONS 9.01(C), (D) or (E) or (ii) three days after the occurrence of the Termination Event described in SECTION 9.01(A)(I) if the same shall not have been remedied by such time, in each case without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller.

                  Section 9.02. EVENTS OF SERVICER TERMINATION. If any of the following events (each, an "EVENT OF SERVICER TERMINATION") shall occur (regardless of the reason therefor):

                  (a) the Servicer shall (i) fail to make any payment or deposit required to be made by it under this Agreement or any other Related Document and such failure shall remain unremedied for one (1) Business Day or more, (ii) fail to deliver any Investment Base Certificate required to be delivered by it under this Agreement or any other Related Document and such failure shall remain unremedied for one (1) Business Day or more, (iii) fail to deliver any reports required to be delivered by it under this Agreement or any other Related Document (excluding any Investment Base Certificate) and such failure shall remain unremedied for five (5) Business Days or more, or (iv) fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents (whether in its capacity as an Originator or as Servicer) and the same shall remain unremedied for five (5) Business Days or more after written notice thereof shall have been given by the Purchasers or the Administrative Agent to the Servicer; or

                  (b) any event, default or breach shall occur under any other agreement, document or instrument to which any Originator is a party or by which any Originator or its property is bound evidencing indebtedness in excess of a principal amount of $1,000,000 (or, solely with respect to that certain loan facility extended by Barclays Bank plc to English Affiliates of the Parent, $5,000,000) and (i) any lender thereunder refuses or declares its

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intention to refuse to make further advances or other fundings thereunder or
(ii) all or any portion of such indebtedness is accelerated or (iii) such default or breach remains unwaived and uncured for a period of forty-five (45) consecutive calendar days; or

                  (c) a case or proceeding shall have been commenced against the Servicer or any Affiliate thereof which acts as a Sub-Servicer seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy, liquidation, insolvency ,moratorium, receivership or reorganization law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or
(iii) ordering the winding-up or liquidation of the affairs of any such Person;
or

                  (d) the Servicer or any Affiliate thereof which acts as a Sub-Servicer shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy, liquidation, insolvency, moratorium, receivership or reorganization law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any corporate action in furtherance of any of the foregoing; or

                  (e) (i) the Servicer or any Affiliate thereof which acts as a Sub-Servicer generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Debts as such Debts become due or (ii) the sum of the Servicer's or any such Sub-Servicer's liabilities (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured) exceeds the fair market value of its assets; or

                  (f) a final judgment or judgments for the payment of money in excess of $2,500,000 in the aggregate at any time outstanding shall be rendered against the Servicer or any Affiliate thereof which acts as a Sub-Servicer and the same shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay; or

                  (g) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or (ii) any representation or warranty of the Servicer any Affiliate thereof which acts as a Sub-Servicer herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by the Servicer to any Affected Party hereto or thereto is untrue or incorrect in any respect as of the date when made or deemed made; or

                  (h) the Administrative Agent shall have determined that any event or condition that materially adversely affects the ability of the Servicer to collect the Transferred Receivables or to otherwise perform hereunder has occurred; or

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

                  (i) a Termination Event shall have occurred or this Agreement shall have been terminated; or

                  (j) a deterioration has taken place in the quality of servicing of Transferred Receivables or other Receivables serviced by the Servicer that the Administrative Agent, in its sole discretion, determines to be material, and such material deterioration has not been eliminated within 30 days after written notice thereof shall have been given by the Administrative Agent to the Servicer; or

                  (k) any Originator shall, or the Servicer shall, assign or purport to assign any of their respective obligations hereunder or under the Sale Agreement without the prior written consent of the Administrative Agent; or

                  (l) a default or breach of any of the covenants set forth in ANNEX G shall have occurred; or

                  (m) Eagle-Picher Holdings, Inc. shall cease to own and control, directly or indirectly, 100% of the Stock of the Servicer; or

                  (n) the Seller's board of directors shall have determined that it is in the best interests of the Seller to terminate the duties of the Servicer hereunder and shall have given the Servicer, the Purchasers and the Administrative Agent at least 30 days' written notice thereof, then, and in any such event, the Administrative Agent shall, at the request of, or may, with the consent of, the Purchasers or the Administrative Agent, by delivery of a Servicer Termination Notice to the Seller and the Servicer, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon the delivery of any such notice, all authority and power of the Servicer under this Agreement and the Sale Agreement shall pass to and be vested in the Successor Servicer acting pursuant to SECTION 11.02; PROVIDED, that notwithstanding anything to the contrary herein, the Servicer agrees to continue to follow the procedures set forth in SECTION 7.02 with respect to Collections on the Transferred Receivables until a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with
SECTION 11.02.

                                   ARTICLE X.

                                    REMEDIES

                  Section 10.01. ACTIONS UPON TERMINATION EVENT. If any Termination Event shall have occurred and be continuing and the Administrative Agent shall have declared the Facility Termination Date to have occurred or the Facility Termination Date shall be deemed to have occurred pursuant to SECTION 9.01, then the Administrative Agent may exercise in respect of the Seller Collateral, in addition to any and all other rights and remedies granted to it hereunder, under any other Related Document or under any other instrument or agreement securing, evidencing or relating to the Seller Secured Obligations or otherwise available to it, all of the

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

rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following actions:

                  (a) The Administrative Agent may, without notice to the Seller except as required by law and at any time or from time to time, charge, offset or otherwise apply amounts payable to the Seller from the Collection Account, any Lockbox Account, the Retention Account or any part of such accounts in accordance with the priorities set forth in SECTIONS 6.05 and 6.07 against all or any part of the Seller Secured Obligations.

                  (b) The Administrative Agent may, without notice except as specified below, solicit and accept bids for and sell the Seller Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of the Purchasers', or Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent shall have the right to conduct such sales on the Seller's premises or elsewhere and shall have the right to use any of the Seller's premises without charge for such sales at such time or times as the Administrative Agent deems necessary or advisable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Seller Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Seller in and to the Seller Collateral so sold, and shall be a perpetual bar, both at law and in equity, against each Originator, the Seller, any Person claiming the Seller Collateral sold through any Originator or the Seller, and their respective successors or assigns. The Administrative Agent shall deposit the net proceeds of any such sale in the Collection Account and such proceeds shall be disbursed in accordance with SECTION 6.05.

                  (c) Upon the completion of any sale under SECTION 10.01(B), the Seller or the Servicer shall deliver or cause to be delivered to the purchaser or purchasers at such sale on the date thereof, or within a reasonable time thereafter if it shall be impracticable to make immediate delivery, all of the Seller Collateral sold on such date, but in any event full title and right of possession to such property shall vest in such purchaser or purchasers upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any such purchaser, the Seller shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

                  (d) At any sale under SECTION 10.01(B), the Purchasers, the Administrative Agent or any other Purchaser Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

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

                  (e) The Administrative Agent may exercise, at the sole cost and expense of the Seller, any and all rights and remedies of the Seller under or in connection with the Seller Assigned Agreements or the other Seller Collateral, including any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provisions of, the Seller Assigned Agreements.

                  Section 10.02. EXERCISE OF REMEDIES. No failure or delay on the part of the Administrative Agent in exercising any right, power or privilege under this Agreement and no course of dealing between any Originator, the Seller or the Servicer, on the one hand, and the Administrative Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies that the Administrative Agent would otherwise have at law or in equity. No notice to or demand on any party hereto shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the party providing such notice or making such demand to any other or further action in any circumstances without notice or demand.

                  Section 10.03. POWER OF ATTORNEY. On the Closing Date, each of the Seller and the Servicer shall execute and deliver a power of attorney substantially in the form attached hereto as EXHIBIT 10.03 (each, a "POWER OF Attorney"). The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until all of the Seller Secured Obligations are indefeasibly paid or otherwise satisfied in full. The powers conferred on the Administrative Agent under each Power of Attorney are solely to protect the Purchaser's Liens upon and interests in the Seller Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of the Administrative Agent's officers, directors, employees, agents or representatives shall be responsible to the Seller or the Servicer for any act or failure to act, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  Section 10.04. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing Lien in the Seller Collateral until the conditions to the release of the Liens of the Purchaser and the Administrative Agent thereon set forth in SECTION 6.07(B) have been satisfied.

                                  ARTICLE XI.

                          SUCCESSOR SERVICER PROVISIONS

                  Section 11.01. SERVICER NOT TO RESIGN. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that (a) the performance

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

of its duties hereunder has become impermissible under applicable law or regulation and (b) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder become permissible under applicable law. Any such determination shall (i) with respect to CLAUSE (A) above, be evidenced by an opinion of counsel to such effect and (ii) with respect to CLAUSE (B) above, be evidenced by an Officer's Certificate to such effect, in each case delivered to the Purchaser and the Administrative Agent. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with SECTION 11.02.

                  Section 11.02. APPOINTMENT OF THE SUCCESSOR SERVICER. In connection with the termination of the Servicer's responsibilities or the resignation by the Servicer under this Agreement pursuant to SECTIONS 9.02 or 11.01, the Administrative Agent shall (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity, it being specifically understood that the Administrative Agent shall not assume any of the obligations of the Servicer set forth in
SECTION 12.02) under this Agreement (and except that the Administrative Agent makes no representations and warranties pursuant to SECTION 4.02) and (b) may at any time appoint a successor servicer to the Servicer that shall be acceptable to the Administrative Agent, that shall have satisfied the Rating Agency Condition in respect thereof and shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (the Administrative Agent, in such capacity, or such successor servicer being referred to as the "SUCCESSOR Servicer"); PROVIDED, that the Successor Servicer shall have no responsibility for any actions of the Servicer prior to the date of its appointment or assumption of duties as Successor Servicer. In selecting a Successor Servicer, the Administrative Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Administrative Agent an instrument in form and substance acceptable to the Administrative Agent.

                  Section 11.03. DUTIES OF THE SERVICER. The Servicer covenants and agrees that, following the appointment of, or assumption of duties by, a Successor Servicer:

                  (a) The Servicer shall terminate its activities as Servicer hereunder in a manner that facilitates the transfer of servicing duties to the Successor Servicer and is otherwise acceptable to each Purchaser and the Administrative Agent and, without limiting the generality of the foregoing, shall timely deliver (i) any funds to the Administrative Agent that were required to be remitted to the Administrative Agent for deposit in the Collection Account and (ii) all Servicing Records and other information with respect to the Transferred Receivables to the Successor Servicer at a place selected by the Successor Servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may be required to vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

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

                  (b) The Servicer shall terminate each existing Sub-Servicing Agreement and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interests therein or to have replaced the Servicer as a party thereto.

                  Section 11.04. EFFECT OF TERMINATION OR RESIGNATION. Any termination of or resignation by the Servicer hereunder shall not affect any claims that the Seller, the Purchasers, or the Administrative Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                                  ARTICLE XII.

                                 INDEMNIFICATION

                  Section 12.01. INDEMNITIES BY THE SELLER.

                  (a) Without limiting any other rights that the Conduit Purchaser, the Committed Purchaser, the Administrative Agent, the Collateral Agent, the Liquidity Agent, any Liquidity Lender, the Letter of Credit Agent or any Letter of Credit Provider or any of their respective officers, directors, employees, attorneys, agents or representatives (each, an "INDEMNIFIED PERSON") may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document or any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents; PROVIDED, that the Seller shall not be liable for any indemnification to a Indemnified Person to the extent that any such Indemnified Amount (x) results from (i) with respect to any Indemnified Person other than the Conduit Purchaser, such Indemnified Person's gross negligence or (ii) with respect to any Indemnified Person, such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Seller shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                      (i) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Seller pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                      (ii) the failure by the Seller to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with

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

         respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation; or

                      (iii) (1) the failure to vest and maintain vested in the Seller or the Purchasers valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim, (2) the failure to maintain or transfer to the Purchasers a first, priority, perfected Lien in the Seller Collateral and (3) the failure to maintain or transfer to the Administrative Agent a first priority, perfected Lien therein;

                      (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy to the payment of any Transferred Receivable that is the subject of a Purchase hereunder (including a defense based on such Transferred Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Transferred Receivable or the furnishing of or failure to furnish such merchandise or services or relating to collection activities with respect to such Transferred Receivable (if such collection activities were performed by any of its Affiliates acting as Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of any Indemnified Person;

                      (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract with respect to any Transferred Receivable;

                      (vi) the commingling of Collections with respect to Transferred Receivables by the Seller at any time with its other funds or the funds of any other Person;

                      (vii) any failure by the Seller to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Transferred Receivable that is the subject of a Purchase hereunder, whether at the time of any such Purchase or at any subsequent time; or

                      (viii) any failure of a Lockbox Account Bank or a Concentration Account Bank to comply with the terms of the applicable Lockbox Account Agreement.

                  (b) Any Indemnified Amounts subject to the indemnification provisions of this SECTION 12.01 not paid in accordance with ARTICLE VI shall be paid by the Seller to the Indemnified Person entitled thereto within five Business Days following demand therefor.

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

                  Section 12.02. INDEMNITIES BY THE SERVICER.

                  (a) Without limiting any other rights that an Indemnified Person may have hereunder or under applicable law, the Servicer hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of any breach by the Servicer of its obligations hereunder or under any other Related Document; PROVIDED, that the Servicer shall not be liable for any indemnification to an Indemnified Person to the extent that any such Indemnified Amount (x) results solely from (i) with respect to any Indemnified Person other than the Conduit Purchaser, such Indemnified Person's gross negligence or (ii) with respect to any Indemnified Person, such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction, or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Servicer shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                      (i) reliance on any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Servicer pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                      (ii) the failure by the Servicer to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

                      (iii) the imposition of any Adverse Claim with respect to any Transferred Receivable or the Seller Collateral as a result of any action taken by the Servicer; or

                      (iv) the commingling of Collections with respect to Transferred Receivables by the Servicer at any time with its other funds or the funds of any other Person.

                  (b) Any Indemnified Amounts subject to the indemnification provisions of this SECTION 12.02 not paid in accordance with ARTICLE VI shall be paid by the Servicer to the Indemnified Person entitled thereto within five Business Days following demand therefor.

Section 12.03. LIMITATION OF DAMAGES; INDEMNIFIED PERSONS. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY

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

SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                 ARTICLE XIII.

                                      AGENT

                  Section 13.01. AUTHORIZATION AND ACTION.

                  (a) The Administrative Agent may take such action and carry out such functions under this Agreement as are authorized to be performed by it pursuant to the terms of this Agreement, any other Related Document or otherwise contemplated hereby or thereby or are reasonably incidental thereto; PROVIDED, that the duties of the Administrative Agent hereunder shall be determined solely by the express provisions of this Agreement, and, other than the duties set forth in SECTION 13.02, any permissive right of the Administrative Agent hereunder shall not be construed as a duty.

                  Section 13.02. RELIANCE. None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the other Related Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, the Seller, the Servicer, the Conduit Purchaser and the Committed Purchaser hereby acknowledge and agree that the Administrative Agent (a) acts as agent hereunder for the Conduit Purchaser and the Committed Purchaser and has no duties or obligations to, shall incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller (other than, with respect to the Administrative Agent, under the Power of Attorney with respect to remedial actions) or the Originators, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts, (c) makes no representation or warranty hereunder to any Affected Party and shall not be responsible to any such Person for any statements, representations or warranties made in or in connection with this Agreement or the other Related Documents, (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, or the other Related Documents on the part of the Seller, the Servicer, the Conduit Purchaser or the Committed Purchaser or to inspect the property (including the books and records) of the Seller, the Servicer, the Conduit Purchaser or the Committed Purchaser, (e) shall not be responsible to the Seller, the Servicer or any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Related Documents or any other instrument or document furnished pursuant hereto

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

or thereto, (f) shall incur no liability under or in respect of this Agreement or the other Related Documents by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed, sent or communicated by the proper party or parties and (g) shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters. Notwithstanding the foregoing, the Administrative Agent acknowledges that it has a duty to transfer funds between and among the Accounts and the Collection Account, and make investments of funds on deposit in the Retention Account, in accordance with ARTICLE VI and the instructions of the Servicer.

                  Section 13.03. GE CAPITAL AND AFFILIATES. GE Capital and its Affiliates may generally engage in any kind of business with any Obligor, the Originators, the Seller, the Servicer, the Conduit Purchaser or the Committed Purchaser, any of their respective Affiliates and any Person who may do business with or own securities of such Persons or any of their respective Affiliates, all as if GE Capital were not the Administrative Agent and without the duty to account therefor to any Obligor, any Originator, the Seller, the Servicer, any Purchaser or any other Person.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

                  Section 14.01. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this SECTION 14.01), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Conduit Purchaser, the Committed Purchaser and the Administrative Agent) designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be

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

effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

                  Section 14.02. BINDING EFFECT; ASSIGNABILITY.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent and their respective successors and permitted assigns. Neither the Seller nor the Servicer may assign, transfer, hypothecate or otherwise convey any of their respective rights or obligations hereunder or interests herein without the express prior written consent of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller or the Servicer without the prior express written consent of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent shall be void.

                  (b) The Conduit Purchaser, the Committed Purchaser or the Administrative Agent may, at any time, assign any of its rights and obligations hereunder or interests herein to any Person which has a short-term debt rating of at least A-1 by S&P and P-1 by Moody's, and any such assignee may further assign at any time its rights and obligations hereunder or interests herein (including any rights it may have in and to the Purchaser Interests and the Seller Collateral and any rights it may have to exercise remedies hereunder), in each case without the consent of any Originator, the Seller or the Servicer. The Seller acknowledges and agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of any Purchaser, all of the obligations of the Seller hereunder.

                  (c) The Seller hereby acknowledges that in accordance with the provisions of the LAPA, on the day of the Committed Purchaser Funding Event, (A) the Liquidity Lenders may purchase from the Conduit Purchaser all or any part of the Purchaser Interests sold by the Seller hereunder on each Purchase Date prior to the Committed Purchaser Funding Event, and (B) the Conduit Purchaser may assign all or any part of its rights and interest in the Seller Collateral to the Liquidity Lenders.

                  Section 14.03. TERMINATION; SURVIVAL OF SELLER SECURED OBLIGATIONS UPON FACILITY TERMINATION DATE.

                  (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

                  (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by any Affected Party under this Agreement shall in any way affect or impair the

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

obligations, duties and liabilities of the Seller or the rights of any Affected Party relating to any unpaid portion of the Seller Secured Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller or the Servicer, and all rights of any Affected Party hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; PROVIDED, that the rights and remedies provided for herein with respect to any breach of any representation or warranty made by the Seller or the Servicer pursuant to
ARTICLE IV, the indemnification and payment provisions of ARTICLE XII and SECTIONS 14.04, 14.05 and 14.06 shall be continuing and shall survive the Termination Date.

                  Section 14.04. COSTS, EXPENSES AND TAXES. (a) The Servicer, as part of its duties and obligations for which it receives the Servicer Fee, shall reimburse each Purchaser and the Administrative Agent for all out-of-pocket expenses incurred in connection with the negotiation and preparation of this Agreement and the other Related Documents (including the fees and expenses of all of its special counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith). The Seller shall reimburse the Conduit Purchaser, the Committed Purchaser and the Administrative Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                      (i) the forwarding to the Seller or any other Person on behalf of the Seller by any Purchaser of any payments for Purchases made by it hereunder;

                      (ii) any amendment, modification or waiver of, consent with respect to, or termination of this Agreement or any of the other Related Documents or advice in connection with the administration thereof or their respective rights hereunder or thereunder;

                      (iii) any Litigation, contest or dispute (whether instituted by the Seller, the Conduit Purchaser, the Committed Purchaser, the Administrative Agent or any other Person as a party, witness, or otherwise) in any way relating to the Seller Collateral, any of the Related Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any Litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Seller or any other Person that may be obligated to the Purchaser or the Administrative Agent by virtue of the Related Documents, including any such Litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                      (iv) any attempt to enforce any remedies of the Conduit Purchaser, the Committed Purchaser or the Administrative Agent against the Seller or any other Person that may be obligated to them by virtue of any of the Related Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                      (v) any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events; and

                      (vi) efforts to (A) monitor the Purchases or any of the Seller Secured Obligations, (B) evaluate, observe or assess the Originators, the Seller or the Servicer or their respective affairs, and (C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Seller Collateral;

including all attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this SECTION 14.04, all of which shall be payable, on demand, by the Seller to the Conduit Purchaser, the Committed Purchaser or the Administrative Agent, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, attorneys, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or facsimile charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

                  (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding franchise and income taxes) and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or any other Related Document, and the Seller agrees to indemnify and save each Indemnified Person harmless from and against any and all liabilities with respect to or resulting from any delay or failure to pay such taxes and fees.

                  Section 14.05. CONFIDENTIALITY.

                  (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless the Administrative Agent shall otherwise consent in writing, the Seller and the Servicer each agrees to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an Indemnified Person.

                  (b) The Seller and the Servicer each agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the other Related Documents without the prior written consent of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Seller or the Servicer, as applicable, shall consult with the Conduit Purchaser, the Committed Purchaser and the Administrative Agent prior to the issuance of such news release or public announcement. The Seller may, however, disclose the general terms of the transactions contemplated by this Agreement and the other Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

                  Section 14.06. NO PROCEEDINGS. Each of the Seller and the Servicer hereby agrees that, from and after the Closing Date and until the date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, it will not, directly or indirectly, institute or cause to be instituted against the Conduit Purchaser or the Committed Purchaser any proceeding of the type referred to in SECTIONS 9.01(C) and 9.01(D). This SECTION 14.06 shall survive the termination of this Agreement.

                  Section 14.07. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Related Documents constitute the complete agreement among the parties hereto with respect to the subject matter here of and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in SECTION 14.08.

                  Section 14.08. AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Seller or the Servicer therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto or thereto and by the Collateral Agent; PROVIDED, that (i) the Administrative Agent shall notify each of the Rating Agencies concurrently with the execution of any amendment to any provision of this Agreement or any of the other Related Documents, and (ii) it shall be a condition precedent to the effectiveness of any material amendment to any provision of this Agreement or any of the other Related Documents that the Rating Agency Condition shall have been satisfied in respect thereof.

                  Section 14.09. NO WAIVER; REMEDIES. The failure by the Conduit Purchaser, the Committed Purchaser or the Administrative Agent, at any time or times, to require strict performance by the Seller or the Servicer of any provision of this Agreement or any Purchase Assignment shall not waive, affect or diminish any right of any Purchaser or the Administrative

Agent thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Seller or the Servicer contained in this Agreement or any Purchase Assignment, and no breach or default by the Seller or the Servicer hereunder or thereunder, shall be deemed to have been suspended or waived by any Purchaser or the Administrative Agent unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the Conduit Purchaser, the Committed Purchaser, the Collateral Agent and the Administrative Agent and directed to the Seller or the Servicer, as applicable, specifying such suspension or waiver. The rights and remedies of the Conduit Purchaser, the Committed Purchaser, the Collateral Agent and the Administrative Agent under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that the Conduit Purchaser, the Committed Purchaser, the Collateral Agent and the Administrative Agent may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Seller Collateral shall not be required.

                  Section 14.10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THIS AGREEMENT AND EACH OTHER RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY;

PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY PURCHASER OR THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE SELLER COLLATERAL OR ANY OTHER SECURITY FOR THE SELLER SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE CONDUIT PURCHASER, THE COMMITTED PURCHASER OR THE ADMINISTRATIVE AGENT. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PARTY'S RECEIPT THEREOF. EACH PARTY HERETO AGREES THAT "RECEIPT" OF ANY SUCH SUMMONS, COMPLAINT OR OTHER SERVICE OF PROCESS MAY BE EVIDENCED, WITHOUT LIMITATION, BY ANY OF THE FOLLOWING: 1) CONFIRMATION OF DELIVERY IN ANY FORM ISSUED BY THE UNITED STATES POSTAL SERVICE, 2) A DELIVERY CONFIRMATION IN THE FORM PROVIDED BY ANY NATIONALLY RECOGNIZED COURIER SERVICE OR 3) A RECEIPT SIGNED BY ANY EMPLOYEE, OFFICER, DIRECTOR OR INDEPENDENT CONTRACTOR OF THE PERSON RECEIVING SUCH NOTICE PHYSICALLY PRESENT AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HERETO. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR

INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  Section 14.11. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                  Section 14.12. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  Section 14.13. SECTION TITLES. The section titles and table of contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  Section 14.14. LIMITED RECOURSE. The obligations of the Conduit Purchaser and the Committed Purchaser under this Agreement and all Related Documents are solely the corporate obligations of each such Purchaser. No recourse shall be had for the payment of any amount owing in respect of Purchases or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement or any other Related Document against any Stockholder, employee, officer, director, agent or incorporator of such Purchaser. Any accrued obligations owing by the Conduit Purchaser or the Committed Purchaser under this Agreement shall be payable by such Purchaser solely to the extent that funds are available therefor from time to time in accordance with the provisions of ARTICLE VI of this Agreement, and, with respect to the Conduit Purchaser, in accordance with ARTICLE VI of the Collateral Agent Agreement (and such accrued obligations shall not be extinguished until paid in full). The Conduit Purchaser shall not, and shall not be obligated to, pay any amount pursuant to the Related Documents unless (i) the Conduit Purchaser has received funds which may be used to make such payment pursuant to the Program Documents, and (ii) after giving effect to such payment, either (A) the Conduit Purchaser could issue Commercial Paper to refinance all outstanding Commercial Paper (assuming such outstanding Commercial Paper matured at such time) without violating the Program Documents, or (B) all Commercial Paper is paid in full. Any amount which the Conduit Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or an obligation of the Conduit Purchaser for any insufficiency unless and until the Conduit Purchaser satisfies the provisions of such preceding sentence. This SECTION
14.14 shall survive the termination of this Agreement.

                  Section 14.15. FURTHER ASSURANCES.

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

                  (a) Each of the Seller and the Servicer shall, at its sole cost and expense, upon request of the Conduit Purchaser, the Committed Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further action that may be necessary or desirable or that the Conduit Purchaser, the Committed Purchaser or the Administrative Agent may request to (i) perfect, protect, preserve, continue and maintain fully the Purchases made and the right, title and interests (including Liens) granted to such Purchaser under this Agreement, (ii) enable the Conduit Purchaser, the Committed Purchaser or the Administrative Agent to exercise and enforce its rights under this Agreement or any of the other Related Documents or (iii) otherwise carry out more effectively the provisions and purposes of this Agreement or any other Related Document. Without limiting the generality of the foregoing, the Seller shall, upon request of the Conduit Purchaser and the Committed Purchaser or the Administrative Agent, (A) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices that may be necessary or desirable or that the Purchasers or the Administrative Agent may request to perfect, protect and preserve the Purchases made and the Liens granted pursuant to this Agreement, free and clear of all Adverse Claims, (B) mark, or cause the Servicer to mark, each Contract evidencing each Transferred Receivable with the legend set forth in SECTION 7.07(A), (C) mark, or cause the Servicer to mark, its master data processing records evidencing such Transferred Receivables with such legend and (D) notify or cause the Servicer to notify Obligors of the sale of undivided percentage ownership interests in the Transferred Receivables effected hereunder.

                  (b) Without limiting the generality of the foregoing, the Seller hereby authorizes the Conduit Purchaser, the Committed Purchaser and the Administrative Agent, and each of the Conduit Purchaser and the Committed Purchaser hereby authorizes the Administrative Agent, to file one or more financing or continuation statements, or amendments thereto or assignments thereof, relating to all or any part of the Transferred Receivables, including Collections with respect thereto, or the Seller Collateral without the signature of the Seller or, as applicable, the Conduit Purchaser or the Committed Purchaser, as applicable, to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Seller Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                       EAGLE-PICHER FUNDING CORPORATION,
                       as the Seller


                       By
                          -------------------------------------------
                       Name:
                       Title:


                       ADDRESS:



                       EAGLE-PICHER INDUSTRIES, INC., as the Servicer


                       By
                          -------------------------------------------
                       Name:
                       Title:

                       ADDRESS:

                       REDWOOD RECEIVABLES CORPORATION, as the Conduit Purchaser


                       By
                          -------------------------------------------
                       Name:
                       Title: Assistant Secretary

                       ADDRESS:
                       c/o General Electric Capital Corporation
                       3001 Summer Street, 2nd Floor
                       Stamford, Connecticut 06927
                       Telephone: (203) 602-9330
                       Facsimile: (203) 961-2953


                       GENERAL ELECTRIC CAPITAL CORPORATION,
                       as Committed Purchaser


                       By
                          -------------------------------------------
                       Name:
                       Title:   Duly Authorized Signatory

                       ADDRESS:
                       201 High Ridge Road
                       Stamford, Connecticut 06927
                       Attention: Vice President - Portfolio/Eagle-Picher
                       Telephone: (203) 316-
                                            ----
                       Facsimile: (203) 316-7821

                       GENERAL ELECTRIC CAPITAL CORPORATION,
                       as Administrative Agent



                       By
                          -------------------------------------------
                       Name:
                       Title:   Duly Authorized Signatory

                       ADDRESS:
                       201 High Ridge Road
                       Stamford, Connecticut 06927
                       Attention: Vice President - Portfolio/Eagle-Picher
                       Telephone: (203) 316-
                                            ----
                       Facsimile: (203) 316-7821



                       ACKNOWLEDGED AND AGREED:

                       GENERAL ELECTRIC CAPITAL CORPORATION,
                       as Collateral Agent


                       By
                          -------------------------------------------
                       Name:
                       Title:   Duly Authorized Signatory

                       Address:
                       201 High Ridge Road
                       Stamford, Connecticut 06927
                       Attention: Vice President
                       Telephone: (203) 316-
                                            ----
                       Facsimile: (203) 316-7821